UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material under §240.14a-12

DASEKE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DASEKE, INC.
15455 Dallas Parkway, Suite 550
Addison, Texas 75001

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Daseke, Inc.:

Notice is hereby given that the 2020 annual meeting of stockholders (the “Annual Meeting”) of Daseke, Inc., a Delaware corporation (the “Company” or “we”), will be held on Thursday, May 21, 2020 at 2:00 p.m., Central time, to consider and vote upon the following proposals:

1.	To elect the three directors named in this proxy statement to serve as Class II directors on the Company’s Board of Directors (the “Board of Directors” or the “Board”) until the 2023 annual meeting of stockholders (or until the 2021 annual meeting of stockholders if Proposal 5 is approved and the Declassification Amendment (as defined in the enclosed proxy statement) is filed and becomes effective as described in the enclosed proxy statement) and until their successors are elected and qualified or their earlier death, resignation or removal;

2.	To ratify the selection of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020;

3.	To approve, on an advisory basis, the executive compensation of our named executive officers as described in “Compensation Discussion and Analysis” and related executive compensation tables;

4.	To approve an amendment and restatement of the Company’s 2017 Omnibus Incentive Plan;

5.	To approve the adoption of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to declassify the Board of Directors;

6.	To consider and conduct an advisory vote on a stockholder proposal seeking to cause the repeal of the classification of the Board of Directors, if properly presented at the Annual Meeting; and

7.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Due to the public health and travel concerns related to the coronavirus (COVID-19) pandemic that our stockholders may have, we have determined to hold the Annual Meeting virtually. You will not be able to physically attend the Annual Meeting. To attend and participate in the Annual Meeting, you will need to visit the virtual meeting website at https://www.cstproxy.com/daseke/2020 (the “Meeting Website”) and enter the control number found on your proxy card. If you are a beneficial owner of shares held in street name and wish to attend the Annual Meeting, you will need to follow the instructions on your voting instruction form to receive a legal proxy from your bank or broker, and then e-mail a copy (a legible photograph is sufficient) of your legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a control number that will allow them to register to attend and participate in the Annual Meeting. Beneficial stockholders who wish to attend the Annual Meeting should contact Continental Stock Transfer & Trust Company at the above email address no later than May 15, 2020 to obtain this information. Only one stockholder per control number can access the Meeting Website. You may vote and submit questions while attending the Annual Meeting by following the instructions available on the Meeting Website at the time of the Annual Meeting. On the date of the Annual Meeting, online access to the Annual Meeting will open at 1:30 p.m., Central time, to allow time for stockholders to log-in prior to the start of the live audio webcast of the Annual Meeting at 2:00 p.m., Central time. We encourage you to log-in 15 minutes prior to the start time of the Annual Meeting. If you experience technical difficulties during the check-in process or during the Annual Meeting, please call (917) 262-2373 for assistance.

Only stockholders of record of the Company as of the close of business on Wednesday, March 25, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. A list of the names of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for examination by any stockholder for any purpose germane to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m., Central time, at our headquarters at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001. This list will also be available for such purposes during the Annual Meeting through the Virtual Meeting Website.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. Proxy cards that are signed and returned, but do not include voting instructions, will be voted by the proxy holders as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in the accompanying proxy statement and on the white proxy card or white voting instruction form.

Even if you plan to attend the Annual Meeting, it is strongly recommended you vote your shares or submit your proxy before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://www.cstproxy.com/daseke/2020.

By Order of the Board of Directors,

CEO, COO and Director
May 4, 2020

DASEKE, INC.
15455 Dallas Parkway, Suite 550
Addison, Texas 75001

PROXY STATEMENT

FOR

2020 ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, May 21, 2020, at 2:00 p.m., Central time

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to be held on May 21, 2020

The Company’s proxy statement for the 2020 Annual Meeting of Stockholders,

the form of proxy card and 2019 Annual Report to Stockholders are available at http://www.cstproxy.com/daseke/2020

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS

Why am I receiving this proxy statement?

The Board of Directors (the “Board of Directors” or the “Board”) of Daseke, Inc. (the “Company,” “we,” “our,” or “us”) is soliciting proxies for the 2020 annual meeting of stockholders (the “Annual Meeting”). In connection therewith, this proxy statement, the 2019 Annual Report to Stockholders and the form of proxy was first mailed to stockholders on or about May 4, 2020.

You are receiving this proxy statement because you owned shares of our common stock, par value $0.0001 per share (the “Common Stock”) on March 25, 2020 (the “Record Date”), and that entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

When and where will the Annual Meeting be held?

The Annual Meeting will take place on Thursday, May 21, 2020 at 2:00 p.m., Central time. Due to the public health and travel concerns related to the coronavirus (COVID-19) pandemic that our stockholders may have, we have determined to hold the Annual Meeting virtually. You will not be able to physically attend the Annual Meeting.

To attend and participate in the Annual Meeting, you will need to visit the virtual meeting website at https://www.cstproxy.com/daseke/2020 and enter the control number found on your proxy card. If you are a beneficial owner of shares held in street name and wish to attend the Annual Meeting, you will need to follow the instructions on your voting instruction form to receive a legal proxy from your bank or broker, and then e-mail a copy (a legible photograph is sufficient) of your legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a control number that will allow them to register to attend and participate in the Annual Meeting. Beneficial stockholders who wish to attend the Annual Meeting should contact Continental Stock Transfer & Trust Company at the above email address no later than May 15, 2020 to obtain this information.

Only one stockholder per control number can access the Meeting Website. You may vote and submit questions while attending the Annual Meeting by following the instructions available on the Meeting Website at the time of the Annual Meeting. On the date of the Annual Meeting, online access to the Annual Meeting will open at 1:30 p.m., Central time, to allow time for stockholders to log-in prior to the start of the live audio webcast of the Annual Meeting at 2:00 p.m., Central time. We encourage you to log on 15 minutes prior to the start time of the Annual Meeting. If you experience technical difficulties during the check-in process or during the Annual Meeting, please call (917) 262-2373 for assistance.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect the three directors named in this proxy statement to serve as Class II directors on the Board of Directors until the 2023 annual meeting of stockholders (or until the 2021 annual meeting of stockholders (the “2021 Annual Meeting”) if Proposal 5 is approved and the Declassification Amendment (as defined herein) is filed and becomes effective as described in this proxy statement) and until their successors are elected and qualified or their earlier death, resignation or removal;

2.	To ratify the selection by the audit committee of the Board of Directors (the “Audit Committee”) of Grant Thornton LLP (“Grant Thornton”) to serve as our independent registered public accounting firm for the year ending December 31, 2020;

3.	To approve, on an advisory basis, the executive compensation of our named executive officers (“NEOs”) as described in “Compensation Discussion and Analysis” and related executive compensation tables (“say-on-pay”);

4.	To approve an amendment and restatement of the Company’s 2017 Omnibus Incentive Plan (as amended, the “Incentive Plan”);

5.	To approve the adoption of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to declassify the Board of Directors (the “Declassification Amendment”); and

6.	To consider and conduct an advisory vote on a stockholder proposal seeking to cause the repeal of the classification of the Board of Directors, if properly presented at the Annual Meeting.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors unanimously recommends that stockholders vote:

•	“FOR” each nominee proposed by the Board of Directors for director;

•	“FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm;

•	“FOR” the approval, on an advisory basis, of the compensation of our NEOs;

•	“FOR” the approval of an amendment and restatement of the Incentive Plan;

•	“FOR” the approval of the adoption of an amendment to the Charter to declassify the Board of Directors; and

•	makes no recommendation on the stockholder proposal seeking to cause the repeal of the classification of the Board of Directors.

Why is the Company proposing the amendment and restatement of the Incentive Plan?

The purpose of the proposal to amend and restate the current Incentive Plan is to increase the number of shares available for issuance under the plan and to otherwise update the plan in order to enable us to continue to offer eligible employees, directors and consultants cash- and stock-based incentive awards under the plan, which we believe will enable us to attract, retain and reward these individuals and strengthen the mutuality of interests between them and our stockholders.

Why is the Company proposing the adoption of a Charter amendment to declassify the Board?

This proposal is a result of the Board’s ongoing review of the Company’s corporate governance policies. With new leadership in place, a smaller and more agile board of directors and three new independent directors appointed to the Board in the last year, the Board has unanimously determined that it is in the best interests of the Company and its stockholders to further adopt best-in-class corporate governance practices and amend the Charter to eliminate the Company’s classified board structure and provide for the annual election of directors. The Board believes that the Company is making significant progress on its transformation plan as shown by the various actions taken over the past year to enhance its corporate governance practices and that approval of an accelerated declassification of the Board will further enhance stockholder input, feedback and engagement through the annual meeting process. The Board has unanimously approved a declassification of the Board, but the Board cannot unilaterally adopt this accelerated declassification proposal because declassification requires the adoption of an amendment to the Charter, which requires a stockholder vote under Delaware law.

Who may vote during the Annual Meeting?

Stockholders who owned shares of Common Stock as of the close of business on the Record Date, Wednesday, March 25, 2020, are entitled to vote during the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

On the Record Date, there were 64,598,025 shares of Common Stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of Common Stock entitled to vote during the Annual Meeting must be present at the beginning of the Annual Meeting. This is referred to as a quorum. Consequently, 32,299,013 shares of Common Stock must be present at the beginning of the Annual Meeting to constitute a quorum.

Your shares are counted as present at the Annual Meeting if you were a stockholder as of the Record Date and (i) you attend the Annual Meeting, (ii) you vote (either by mail or online) in advance of the Annual Meeting (even if you abstain from voting on any or all of the proposals) or at the Annual Meeting, or (iii) your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of the selection of Grant Thornton to serve as our independent registered public accounting firm.

How many votes do I have?

Each share of Common Stock is entitled to one vote on each matter that comes before the Annual Meeting.

What is the proxy card?

If you complete the white proxy card and mail it in the envelope provided (or otherwise submit your proxy over the internet as described below), you will appoint Christopher Easter, the Company’s Chief Executive Officer and Chief Operating Officer and a director, and Soumit Roy, the Company’s Chief Legal Officer, General Counsel and Corporate Secretary, each to act as your proxy at the Annual Meeting. By completing and returning the proxy card, you are authorizing Messrs. Easter and Roy to vote your shares during the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your white proxy card or vote online before the Annual Meeting date in case your plans change. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting. Alternatively, you can vote your shares during the Annual Meeting.

If any other matter properly comes before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, that is not on the proxy card, the proxy holders mentioned above and on the white proxy card will vote your shares, under your proxy, in accordance with the recommendations of the Board of Directors or, in the absence of a Board decision, in their best judgment. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters that may properly come before the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a broker, bank, broker-dealer, custodian or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting during the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account, but you must follow the instructions that organization has provided to you in order to vote or attend the Annual Meeting. Those instructions are contained in a “vote instruction form” provided to you by such organization.

If I am a stockholder of record of the Company’s shares, how do I vote?

If you are a stockholder of record, there are three ways to vote:

•	During the Annual Meeting. You may vote during the Annual Meeting by following the instructions provided at the Annual Meeting.

•	By Mail. You may vote by proxy by filling out the enclosed white proxy card and sending it back in the envelope provided.

•	Online Prior to the Annual Meeting. You may vote online in advance of the Annual Meeting by following the procedures and instructions described on the enclosed white proxy card. If you choose to vote online using the website http://cstproxyvote.com in advance of the Annual Meeting, have your white proxy card in hand, which will have the control number necessary to access the website, and follow the instructions.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner, there are three ways to vote:

•	During the Annual Meeting. If you are a beneficial owner, you will need to follow the instructions on the voting instruction form provided to you in order to attend and vote during the Annual Meeting.

•	By Mail. You may vote by filling out the vote instruction form and sending it back in the envelope provided by your broker, bank, broker-dealer, custodian or other similar organization that holds your shares.

•	Via Telephone/Online Prior to the Annual Meeting. You may vote by submitting your vote by telephone or online if those options are made available to you by your broker, bank, broker-dealer, custodian or other similar organization in accordance with the instructions on the voting instruction form provided to you. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, meaning that the three director nominees who receive the highest number of shares voted “for” their election are elected. There are no cumulative voting rights for director elections. You may vote “for” or “withhold” authority to vote for each of the nominees for the Board. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of the nominees.

What vote is required to ratify the selection by the Audit Committee of Grant Thornton as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “for” or “against” this proposal, or you may abstain from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

What vote is required to approve, on an advisory basis, the executive compensation of our NEOs as described in the “Compensation Discussion and Analysis” and related executive compensation tables (“say-on-pay”)?

Approval of “say-on-pay” requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “for” or “against” this proposal, or you may abstain from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal. Although this advisory vote to approve the Company’s executive compensation is non-binding, the Board’s compensation committee (the “Compensation Committee”) will carefully assess the voting results.

What vote is required to approve the amendment and restatement of the Incentive Plan?

Approval of the proposal to amend and restate the Incentive Plan requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “for” or “against” this proposal, or you may abstain from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

What vote is required to approve the adoption of the amendment to the Charter to declassify the Board?

Approval of the adoption of the Declassification Amendment requires the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote thereon. You may vote “for” or “against” this proposal, or you may abstain from voting on this proposal. Abstentions and broker non-votes will have the same effect as a vote “against” this proposal.

What vote is required to approve the stockholder proposal seeking to cause the repeal of the classification of the Board, if properly presented at the meeting?

Approval of the stockholder proposal requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote “for” or “against” this proposal, or you may abstain from voting on this proposal. Abstentions and broker non-votes will have no effect on this proposal.

If approved, the stockholder proposal would not automatically eliminate the Company’s classified board structure. In order to eliminate the classified board, the adoption of an amendment to the Charter would be required. A vote in favor of the stockholder proposal would constitute a stockholder recommendation that the Board initiate the amendment process.

Please note that separate from the stockholder proposal the Board has already declared a declassification of the Board (which would cause all directors to be up for election at the 2021 Annual Meeting) advisable and has submitted an amendment to the Charter for your approval under Proposal 5 of this proxy statement; however, we are still required to include Proposal 6, the stockholder proposal, in this proxy statement pursuant to SEC rules and regulations.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new white proxy card or vote instruction form with a later date or by submitting a later vote electronically or via phone (if those options are available to you), or, if you are a stockholder of record, by attending the Annual Meeting and voting at the Annual Meeting. Attending the Annual Meeting will not automatically revoke your proxy unless you vote again during the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Chief Legal Officer at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a broker, bank, broker-dealer, custodian or other similar organization, you must instruct your broker, bank, broker-dealer, custodian or other similar organization that you wish to change your vote by following the procedures on the voting instruction form provided to you by such representative.

What happens if I do not indicate how to vote my proxy?

If you sign your white proxy card without providing further instructions, your shares will be voted “FOR” each of the director nominees proposed by the Board of Directors, “FOR” the ratification of the selection of the independent registered public accounting firm at our Annual Meeting, “FOR” the approval, on an advisory basis, of the executive compensation of our NEOs, “FOR” the approval of the amendment and restatement of the Incentive Plan, “FOR” the approval of the adoption of an amendment to the Charter to declassify the Board and “ABSTAIN” on the stockholder proposal seeking to cause the repeal of the classification of the Board of Directors. To the extent any other business properly comes before the Annual Meeting or any adjournment(s) or postponement(s) thereof, any shares represented by any such white proxy card will be voted within the discretion of the designated proxy holders to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), unless otherwise provided on such proxy card.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential to the extent possible and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K that the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies for the Annual Meeting?

The Board of Directors is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting, and the Company will bear the cost of soliciting proxies and will reimburse brokerage firms and other nominees for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We will conduct the solicitation by mail, personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Do dissenting stockholders have appraisal rights?

Neither Delaware law nor the Company’s Charter or bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What does it mean if I receive more than one white proxy card and/or voting instruction form?

If you receive more than one white proxy card, your shares may be registered in more than one name and/or are registered in different accounts. In order to vote all of the shares held by you, you will need to vote the shares held in each account separately. Please follow the voting instructions on each white proxy card to ensure that all of your shares are voted.

Who do I contact if I have questions about the Annual Meeting or need help in voting my shares?

You can contact our Chief Legal Officer, Soumit Roy, by sending a letter to him at the offices of the Company at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001 with any questions about the proposals described in this proxy statement or how to execute your vote.

How can I access the Company’s proxy materials electronically?

Go to http://www.cstproxy.com/daseke/2020 and follow the instructions to view the materials. You will need to provide the control number noted on your white proxy card.

CORPORATE GOVERNANCE

The Board of Directors and Executive Officers

The Board of Directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The Charter requires that each class of directors be nearly equal in number as possible and if the number of directors that constitutes the Board is changed, any increase or decrease in directorships shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible. On February 7, 2020, the Board increased the size of the Board from eight to nine members and appointed Mr. Easter to fill the newly created directorship resulting from the increase in the size of the Board. The newly created directorship has been apportioned as a Class I directorship, and Mr. Easter is serving as a Class I director consistent with the requirements in the Charter that there be as nearly equal as possible apportionment among the classes of directors.

The term of office of our Class II directors, consisting of Messrs. Bonner, Serianni and Shepko, will expire at this Annual Meeting. The term of office of our Class III directors, consisting of Mr. Charlton and Mmes. Warmbier and Williams, will expire at the next annual meeting of stockholders. The term of office of our Class I directors, consisting of Messrs. Daseke, Hennessy and Easter, will expire at the 2022 annual meeting of stockholders (or the 2021 Annual Meeting if Proposal 5 is approved and the Declassification Amendment is filed and becomes effective as described in this proxy statement).

Class I Directors: Serving Terms Expiring at the 2022 Annual Meeting (or the 2021 Annual Meeting as Described in this Proxy Statement)

Name	Position	Age	Year Served Since
Don R. Daseke	Director and Chairman Emeritus	80	2008
Christopher Easter	Director, Chief Executive Officer and Chief Operating Officer	57	2020
Daniel J. Hennessy	Vice Chairman, Independent Director	62	2017

Don R. Daseke has served as a member of the Board of Directors of Daseke, Inc. since he founded the company (formerly named Walden Smokey Point, Inc.) in November 2008. Until August 2019, when he was appointed as the Company’s Chairman Emeritus, Mr. Daseke was the Company’s Chief Executive Officer and Chairman of the Board of Directors. Mr. Daseke has served as the President and sole director on the board of directors of The Walden Group for more than 30 years. Mr. Daseke also has served as the chairman of the board of directors of both Liquid Motors, Inc. and East Teak Fine Hardwoods, Inc. since June 2005 and March 2006, respectively. Mr. Daseke has been active in the non-profit sector throughout his career, having served in leadership roles for a number of non-profit institutions, including the WaterTower Theatre, DePauw University, the Dallas Chapter of the World Presidents Organization and the Dallas Arboretum and Botanical Society. Additionally, Mr. Daseke currently serves on the Advisory Council for the Cattle Barons Ball in Dallas, Texas. From 2005 to 2009, Mr. Daseke was a Commissioner on the Planning and Zoning Commission for Addison, Texas, and in May 2009, he was elected to a two-year term on the Addison Town Council. Mr. Daseke served as Mayor Pro Tempore of Addison, Texas in 2010. Mr. Daseke was the Regional Winner of the Ernst & Young Entrepreneur of the Year Award in 2014. Mr. Daseke received his B.A. from DePauw University, an M.B.A. from the University of Chicago, Graduate School of Business, and the Presidents Program in Leadership from the Harvard Business School. Mr. Daseke is a Certified Public Accountant (retired). Because Mr. Daseke has served as a chief executive officer and a member of the board of directors of a number of companies and has significant experience in the transportation and logistics industry, Mr. Daseke is well-qualified to serve on the Board of Directors.

Christopher Easter has served as a member of the Board of Directors of Daseke, Inc. since February 2020 and was appointed Chief Executive Officer of the Company in February 2020. Mr. Easter also continues to serve as the Company’s Chief Operating Officer, a position he has held since January 2019. Mr. Easter had previously been serving as the Company’s interim Chief Executive Officer since August 2019 and as the Company’s principal financial officer from September 2019 to April 2020. Prior to joining the Company in January 2019, Mr. Easter served as Senior Vice President Americas at Wallenius Wilhelmsen Ocean and Solutions, a privately owned shipping company, a position he held since September 2018, and as President of Keen Transportation at Wallenius Wilhelmsen Logistics (“Wallenius”), a shipping company, from December 2017. Before its acquisition by Wallenius in December 2017, Mr. Easter served as CEO and President of Keen Transport, Inc. (“Keen Transport”), beginning in August 2012. Keen Transport is a specialized transportation, warehouse, and logistics company focused on serving the industrial equipment market. Mr. Easter has also served in various roles with Schneider National, Inc. and Walmart Inc., where he was responsible for overseeing the transportation of goods from around the world. Mr. Easter received his bachelor’s degree from the United States Military Academy at West Point and served for more than eight years in the United States Army. His service included deployment during Operation Desert Storm where he led logistics teams and was awarded the Bronze Star. We believe his background and skill set, as well as his extensive knowledge of the Company, make Mr. Easter well-suited to serve as a member of the Board of Directors.

Daniel J. Hennessy has served as a member of the Board of Directors of Daseke, Inc. since 2017. Mr. Hennessy is the founder and managing member of Hennessy Capital LLC and the Chairman and CEO of Hennessy Capital Acquisition Corp. IV (NASDAQ: HCACU), a special purpose acquisition company which he formed and which went public in March 2019. Mr. Hennessy was also the Chairman and CEO of Hennessy’s first three special purpose acquisition companies: Hennessy Capital Acquisition Corp. I, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD), Hennessy Capital Acquisition Corp. II, which merged with Daseke, Inc. in February 2017, and Hennessy Capital Acquisition Corp. III, which merged with NRC Group Holdings (NYSE: NRCG) in October 2018. Mr. Hennessy now serves as Vice Chairman of the Company and an Independent Director at NRC Group Holdings. Mr. Hennessy was also a Partner at CHS Capital LLC (f/k/a Code Hennessy & Simons LLC), a middle market private equity investment firm he co-founded in 1988 and led its investments in industrial, infrastructure and energy businesses. Prior to forming CHS, Mr. Hennessy was employed by Citicorp from 1984 to 1988 as head of the Midwest Region for Citicorp Mezzanine Investments and Vice President and Team Leader with Citicorp Leveraged Capital Group. He began his career in 1981 in the oil and gas lending group at Continental Illinois National Bank (now Bank of America) where he was a Banking Officer. Mr. Hennessy holds a B.A. degree, magna cum laude, from Boston College and an M.B.A. from the University of Michigan Ross School of Business. We believe his background and skill set make Mr. Hennessy well-suited to serve as a member of the Board of Directors.

Class II Directors: Nominees for Election at the 2020 Annual Meeting

Name	Position	Age	Year Served Since
Brian Bonner	Executive Chairman	63	2015
Charles “Chuck” F. Serianni	Independent Director	58	2019
Jonathan Shepko	Independent Director	42	2017

Brian Bonner has served as a member of the Board of Directors of Daseke, Inc. since February 2015 and as its Executive Chairman since August 2019, a position which he is expected to hold for no longer than one year. Mr. Bonner served as Vice President and Chief Information Officer of Texas Instruments, a publicly traded company, from January 2000 to May 2014. In this role, Mr. Bonner managed the business and technology aspects of IT operations. Prior to being appointed Chief Information Officer, Mr. Bonner served Texas Instruments for over 33 years in a number of strategic leadership roles and positions in general management, mass marketing and global product management. Mr. Bonner served as a member on the board of directors of Copper Mobile from June 2012 through October 2015 and is currently an advisory board member for Southern Methodist University’s Computer & Electrical Engineering Department. Mr. Bonner also served as an advisory board member for Gemini Israel Funds from June 2004 to May 2015. Mr. Bonner holds an M.B.A. in Marketing and Finance from the Fuqua School of Business at Duke University, an MSEE and BSEE from the University of Michigan, and a B.A. in Physics from Kalamazoo College. He received the Minority & Women Business Development Award from Texas Instruments, the Transformational CIO Award from HMG Strategies and the Most Innovative User of Technology from Information Week Magazine. Mr. Bonner has significant experience serving as an executive officer and in other leadership positions in a large public company setting, including 14 years as chief information officer, and he has more than three years of experience serving on the board of directors of a private technology company. He has extensive experience in management, finance, operations and marketing. We believe his background and skill set make Mr. Bonner well-suited to serve as a member of the Board of Directors.

Charles “Chuck” F. Serianni has served as a member of the Board of Directors of Daseke, Inc. since May 2019. Mr. Serianni has been the Executive Vice President, Chief Financial Officer of Republic Services, Inc., a national provider of recycling and non-hazardous waste management services, since August 2014. Prior to that role, Mr. Serianni served as Vice President and Controller, West Region of Republic Services from July 2013 to August 2014. He also served as Assistant Controller and progressed to Senior Vice President, Chief Accounting Officer of Republic Services during the period from June 1998 to July 2013 and as Accounting Operations Director of Republic Services, Inc. (Auto Nation) from 1997 to 1998. Prior to his work with Republic Services, Mr. Serianni served as Accounting Operations Director for Sunglass Hut International, Inc. and as a Manager, Accounting and Auditing Services for Deloitte & Touche LLP, an international accounting firm. Mr. Serianni holds a bachelor’s degree in Accounting and Finance from the University of Dayton and he is a member of the American Institute of Certified Public Accountants. Mr. Serianni brings to the Board of Directors extensive financial expertise overseeing financial analysis and planning, accounting, treasury, investor relations, internal audit and tax functions. Mr. Serianni also brings experience in overseeing the strategic development of complex corporations, as well as experience overseeing effective cyber and technology systems and protocols. Mr. Serianni was identified as a potential board candidate through industry contacts. We believe his background and skill set make Mr. Serianni well-suited to serve as a member of the Board of Directors.

Jonathan Shepko was appointed to the Board of Directors of Daseke, Inc., effective as of February 2017. Mr. Shepko is a Co-founder and Managing Partner of Stonehollow Capital Partners, which makes direct equity investments in private companies across the United States. Prior to founding Stonehollow in January 2019, from 2014 to 2018, Mr. Shepko served as a Managing Partner of EF Capital Management, LP, the investment arm of a substantial single-family office, which largely focused on direct equity and direct debt investments, in both public and private companies, across the United States. During his tenure with EF Capital, Mr. Shepko served in various Board and management capacities of the firm’s portfolio investments. Prior to founding EF Capital, Mr. Shepko was a Managing Director with Ares Management (~$100B AUM), where he focused on originating and structuring debt financings in the energy industry. From 2009 until 2014, Mr. Shepko co-headed, and served as Managing Director of, CLG Energy Finance (an affiliate of Beal Bank), which focused on providing senior-stretch and uni-tranche facilities to the energy and infrastructure industries. Prior to forming CLG Energy Finance, Mr. Shepko was a Vice President with EnCap Investments, LP, where his responsibilities included originating, structuring and managing private equity investments in the oil and gas sector, while also serving on the boards of several of these companies. Collectively, Mr. Shepko has underwritten and managed nearly $2 billion in direct equity and debt financings, spanning multiple industries, including investments in high-growth, as well as mature companies. Mr. Shepko graduated magna cum laude with a degree in Finance from Texas A&M University. We believe his background and skill set make Mr. Shepko well-suited to serve as a member of the Board of Directors.

Class III Directors: Serving Terms Expiring at the 2021 Annual Meeting

Name	Position	Age	Year Served Since
Kevin M. Charlton	Independent Director	54	2017
Kimberly Warmbier	Independent Director	58	2019
Ena Williams	Independent Director	51	2019

Kevin M. Charlton has served as a member of the Board of Directors of Daseke, Inc. since 2017. He is the former President and COO of Hennessy Capital II, which merged with Daseke in February 2017. He held similar positions in both Hennessy Capital I, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD), and of Hennessy Capital III, which merged with NRCG Group Holdings in October 2018 (NYSE: NRCG). He is currently the co-Chairman of NewHold Enterprises, a holding company focused on industrial consolidations. Mr. Charlton is currently on the Board of Spirit Realty Capital (NYSE: SRC), and private companies AllWaste Holdings and Macro Energy. From 2009 to 2013, Mr. Charlton was a Managing Director in the Principal Transactions Group of Macquarie Capital (USA) Inc., and led a team that oversaw its existing portfolio of North American investments. Prior to joining Macquarie Capital (USA) Inc., Mr. Charlton worked as Managing Director at Investcorp International, JPMorganChase, McKinsey & Company and as a contractor in the Astrophysics Division at NASA Headquarters. He received a Masters in Business Administration with honors from the Kellogg School of Management at Northwestern University, a Master’s of Science in Aerospace Engineering with Distinction from the University of Michigan, and a Bachelors of Science in Engineering Cum Laude from Princeton University. We believe his background and skill set make Mr. Charlton well-suited to serve as a member of the Board of Directors.

Kimberly Warmbier has served as a member of the Board of Directors of Daseke, Inc. since May 2019. Ms. Warmbier was most recently the Executive Vice President and Chief Human Resources Officer at Sabre Corporation, a travel technology company, from July 2018 through April 2020. Prior to this role, she was the President and Owner of Impact Through People Consulting firm from January 2018 to June 2018 until being hired by Sabre after several months of consulting for the company. Prior to her work at Sabre, Ms. Warmbier served as the Executive Vice President and Chief Human Resources Officer at Dean Foods Company, a food and beverage company, from May 2012 to December 2017. Prior to her role at Dean Foods, Ms. Warmbier served as the Senior Vice President of Human Resources at J. C. Penney Company, Inc., an international department store chain, from November 2009 to December 2011, prior to which Ms. Warmbier served as the Chief People Officer of the Sales business units of PepsiCo, Inc., a multinational snack and beverage corporation. She worked in progressive leadership positions at PepsiCo from 1988 to 2009. Ms. Warmbier has served as a member on the board of directors of North Texas Food Bank and Girls Scouts of Northeast Texas and has served as an advisory board member for the school of Labor and Employment Relations at the University of Illinois Labor and the School of Business at Illinois State University. Ms. Warmbier holds a master’s degree in Labor and Employment Relations from the University of Illinois at Urbana-Champaign and a bachelor’s degree in Business-Accounting from Illinois State University. Ms. Warmbier brings to the Board of Directors over 30 years of experience serving as an executive officer and in other leadership positions in large public company settings, including 10 years as chief human resources officer and extensive experience in transformational leadership, talent management, retail, operations and supply chain. Ms. Warmbier was identified as a potential board candidate by one of our independent directors. We believe her background and skill set make Ms. Warmbier well-suited to serve as a member of the Board of Directors.

Ena Williams has served as a member of the Board of Directors of Daseke, Inc. since May 2019. Ms. Williams has been the Chief Executive Officer and member of the board of directors of National HME, Inc., a technology enabled hospice medical equipment provider, since January 2019, prior to which, she served as the Senior Vice President and Head of International of 7-Eleven, Inc., a global chain of convenience stores, from January 2015 to February 2018. Previous to that role, Ms. Williams served as the Senior Vice President, West Region Operations of 7-Eleven from April 2011 to January 2015, and the Vice President, Southwest Division of 7-Eleven from July 2008 to April 2011. Ms. Williams held a number of positions in the operations, retail and planning departments of Mobil Oil Corporation and ExxonMobil Corporation, multinational oil and gas corporations, from 1991 to 2008. Ms. Williams currently serves on the Board of Advisors for the Robert B. Rowling Center for Business Law & Leadership, SMU Dedman School of Law. Ms. Williams holds a master’s degree in Business Administration from The Wharton School of the University of Pennsylvania and a bachelor’s degree in Economics and African-American Studies from the University of Virginia. Ms. Williams brings to the Board of Directors deep experience managing P&L, executing strategic initiatives and providing data-driven analysis at large corporations across multiple industries with a focus on efficient operations and people leadership. Ms. Williams was identified as a potential board candidate by one of our independent directors. We believe her background and skill set make Ms. Williams well-suited to serve as a member of the Board of Directors.

Executive Officers

Name	Position	Age
Brian Bonner	Executive Chairman	63
Christopher Easter	Chief Executive Officer, Chief Operating Officer and Director	57
Jason Bates	Chief Financial Officer	42
Angie Moss	Senior Vice President, Chief Accounting Officer and Assistant Secretary	61
Soumit Roy	Chief Legal Officer, General Counsel and Corporate Secretary	44

Brian Bonner. Mr. Bonner’s biographical information is set forth under “—Class II Directors: Nominees for Election at the 2020 Annual Meeting” above.

Christopher Easter. Mr. Easter’s biographical information is set forth under the section titled “—Class II Directors: Nominees for Election at the 2020 Annual Meeting” above.

Jason Bates. Mr. Bates has served as our Chief Financial Officer since April 2020. Before joining Daseke, Mr. Bates most recently served as Executive Vice President and Chief Financial Officer of USA Truck Inc., a North American truckload carrier and logistics brokerage provider, a position he has held since May 2017. Prior to that, Mr. Bates served as Vice President of Finance, and Investor Relations Officer of Swift Transportation Company, a multi-faceted transportation services company (“Swift”), from December 2010 to April 2017. Mr. Bates joined Swift in 2003, and during his tenure, served in various financial leadership roles, including responsibility for financial planning and analysis, business and data analytics, strategic reporting, business intelligence, revenue and transactional services, treasury, and investor relations. Prior to his appointment as Vice President of Finance and Investor Relations Officer, he served as Swift’s Vice President and Assistant Treasurer. Prior to Swift, he served in a variety of finance and accounting leadership roles for Honeywell International. Mr. Bates completed his Bachelor of Science degree in business at Brigham Young University, and obtained his Master’s degree in business administration from Arizona State University.

Angie Moss. Ms. Moss has served as our Senior Vice President, Chief Accounting Officer and Assistant Secretary since January 2019. Previously, she served as our Senior Vice President, Chief Accounting Officer, Corporate Controller and Assistant Secretary from July 2017 to January 2019 and as Vice President and Corporate Controller from February 2015 to July 2017. Ms. Moss joined the Company in June 2013 as Corporate Controller. Ms. Moss brings over 22 years’ experience in public accounting with national and regional accounting firms. From June 2012 to June 2013, Ms. Moss served Sanford, Baumeister & Frazier, LLP, an accounting firm, as an audit partner, and from June 2001 to December 2011, she served Travis Wolff, LLP, an accounting firm, in various capacities, including as an audit partner, Audit Department Head and member of the board of directors. Ms. Moss also serves as a member of the Advisory Board of the University of Texas at Arlington College of Business’ Department of Accounting. She has also served on the American Institute of Certified Public Accountants (AICPA) committees and on the AICPA Accounting and Review Services Committee, which promulgates standards for accounting and review services. Ms. Moss earned a bachelor of business administration degree from the University of Texas at Arlington, graduating summa cum laude. She is a Certified Public Accountant. On April 2, 2020, Ms. Moss entered into a Transition and Separation Agreement with the Company, pursuant to which she is scheduled to continue her employment with the Company, with the duties and obligations of Senior Vice President, Chief Accounting Officer and Assistant Secretary and as otherwise requested by the Company, through May 29, 2020, at which time her service with the Company is scheduled to end.

Soumit Roy. Mr. Roy has served as the Company’s General Counsel since he joined the Company in September 2017 and became the Corporate Secretary in September 2019 and the Chief Legal Officer in September 2019. Prior to joining the Company, Mr. Roy was an Attorney at Ferguson Braswell Fraser Kubasta PC, a law firm, from July 2013 to August 2017, where he represented teams on various matters including corporate governance, securities law, compliance, corporate acquisitions and transactions and intellectual property. From May 2008 to June 2013, Mr. Roy was a Chief Transactional Counsel at Whole Foods Market, and from 2004 to 2008, he served as a Corporate Counsel at Expedia Inc. Mr. Roy received a B.S. in Molecular Biology and Biochemistry from the University of Texas at Austin and a J.D. from the University of Texas School of Law.

Director Independence

The Board has determined that each of Messrs. Charlton, Hennessy, Serianni and Shepko and Mses. Warmbier and Williams are independent within the meaning of NASDAQ Rule 5605(a)(2) and, to the extent applicable, that they qualify as independent directors according to the rules and regulations of the SEC and NASDAQ with respect to their respective committee memberships. In assessing the independence of these individuals, the Board considered all factors set forth in each director’s biography, as set forth above.

There are no family relationships among any directors or officers.

Committee Membership, Meetings and Attendance

The table below shows the current chair and membership of the Board and the Board committees listed below, the independence status of each Board member and the number of meetings of the Board and the Board committees listed below held during 2019.

Director	Independent	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Brian Bonner*
Kevin M. Charlton	✓		✓	C
Don R. Daseke
Christopher Easter**
Daniel J. Hennessy	✓	C	✓	✓
Charles “Chuck” F. Serianni+	✓	✓
Jonathan Shepko	✓	✓
Kimberly Warmbier	✓		C
Ena Williams	✓			✓
Number of 2019 Meetings		8	6	7

___________

C       Chair

✓       Member

*        Chair of the Board

+        Financial Expert

**     Joined the Board in 2020

Each of the above committees of the Board of Directors is comprised entirely of independent directors, and was comprised of entirely independent directors throughout 2019.

During 2019, the Board of Directors held approximately four general meetings and eight special meetings. Each incumbent director then serving attended at least 75% of the meetings of the Board of Directors and the respective committees on which he or she served during 2019.

We encourage all of our directors to attend our annual meetings of stockholders. Messrs. Bonner and Daseke attended the 2019 annual meeting of stockholders in person.

The independent directors of the Board of Directors met in executive sessions during 2019. Mr. Hennessy presides at the meetings of the independent directors of the Board.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and the NASDAQ Listing Standards. In addition, a written charter for the Audit Committee has been adopted, as discussed below.

During 2019, Messrs. Bonner, Hennessy, Serianni and Shepko and Mark Sinclair served as members of our Audit Committee. Mr. Bonner resigned as a member of the Audit Committee upon his appointment as Executive Chairman of the Board (“Executive Chairman”) in August 2019, and Mr. Sinclair resigned as the chair and as a member of the Audit Committee upon his resignation from the Board in September 2019. Mr. Hennessy was appointed to the position of chair of the Audit Committee in September 2019. Messrs. Hennessy, Serianni and Shepko have each been determined to be independent for the purposes of audit committee service and to be financially literate. The Board of Directors determined that Mr. Serianni qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The Audit Committee charter effective during 2019 details the principal functions of the Audit Committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, its enterprise risk management process and the adequacy of internal controls systems; and reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of the Audit Committee charter is available on our website at https://investor.daseke.com/corporate-governance/governance-documents/default.aspx and free of charge from the Company by writing to the Company’s Chief Legal Officer at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001.

Compensation Committee

During 2019, Messrs. Charlton and Hennessy, Ms. Warmbier and Ronald Gafford served as members of the Compensation Committee. Mr. Gafford resigned as a member of the Compensation Committee upon his resignation from the Board in September 2019. During 2019, Mr. Charlton served as chair of the Compensation Committee until September 2019, and Ms. Warmbier served as chair of the Compensation Committee thereafter. Messrs. Charlton and Hennessy and Ms. Warmbier have been determined to be independent for the purposes of compensation committee service.

The Compensation Committee charter effective during 2019 details the principal functions of the Compensation Committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans and ensuring such compensation is consistent with our executive compensation philosophy and objectives;

•	approving and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our NEOs and our other executive officers;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

For 2019, the Compensation Committee engaged the Rewards Solutions practice of Aon plc (“Aon plc”) to provide executive compensation consulting services. All executive compensation services provided by Aon plc were conducted under the direction or authority of the Compensation Committee. Neither Aon plc nor any of its affiliates maintains any other direct or indirect business relationships with the Company. As requested by the Compensation Committee, in 2019, Aon plc’s services to the Compensation Committee consisted of compensation consulting services, which included general involvement and support in compensation-related matters, including competitive compensation analyses of our compensation peer group and overall market practices and trends, an assessment of the Company’s short-term and long-term incentive compensation programs, and an assessment of our executive compensation risk profile, and advising on regulatory and other technical developments that may affect our executive compensation programs.

Our Executive Chairman and our Chief Executive Officer play an important advisory role in the compensation-setting process of the other executive officers, including our NEOs. Our Executive Chairman and our Chief Executive Officer evaluate the performance of the other executive officers and make recommendations to the Compensation Committee concerning performance objectives, salary, bonus and long-term incentive levels for the other executive officers, including the NEOs. The Compensation Committee annually discusses the recommendations with our Executive Chairman and our Chief Executive Officer. The Compensation Committee may, in its sole discretion, approve, in whole or in part, the recommendations of our Executive Chairman and our Chief Executive Officer.

A copy of the Compensation Committee charter is available on our website at https://investor.daseke.com/corporate-governance/governance-documents/default.aspx and free of charge from the Company by writing to the Company’s Chief Legal Officer at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001.

Corporate Governance and Nominating Committee

During 2019, Messrs. Bonner, Charlton, Gafford and Hennessy and Ms. Williams served as members of the Board’s corporate governance and nominating committee (the “Corporate Governance and Nominating Committee”). Mr. Bonner resigned as a member of the Corporate Governance and Nominating Committee upon his appointment as Executive Chairman in August 2019, and Mr. Gafford resigned as a member of the Corporate Governance and Nominating Committee concurrent with his resignation from the Board in September 2019. Mr. Hennessy served as the chair of the Corporate Governance and Nominating Committee in 2019 until Mr. Charlton’s appointment as the chair in September 2019. Messrs. Charlton and Hennessy and Ms. Williams have been determined to be independent for the purposes of committee service.

The Corporate Governance and Nominating Committee charter effective during 2019 details the principal functions of the Corporate Governance and Nominating Committee, including:

•	advising the Board and making recommendations regarding appropriate corporate governance practices and assisting the Board in implementing those practices;

•	assisting the Board by identifying individuals qualified to become members of the Board, consistent with the criteria approved of by the Board, and recommending director nominees to the Board for election at the annual meetings of stockholders or for appointment to fill vacancies on the Board;

•	advising the Board about the appropriate composition of the Board and its committees; and

•	leading the Board in the annual performance evaluation of the Board and its committees, and of management.

A copy of the Corporate Governance and Nominating Committee charter is available on our website at https://investor.daseke.com/corporate-governance/governance-documents/default.aspx and free of charge from the Company by writing to the Company’s Chief Legal Officer at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001.

The Board of Directors will consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background; diversity, including diversity of professional experience; knowledge of our business and industry; integrity; professional reputation; independence; wisdom; and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The Audit Committee of the Board of Directors of Daseke, Inc. has reviewed and discussed the Company’s audited financial statements with management, as well as management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, and has discussed with the Company’s independent registered public accounting firm their evaluation of the Company’s internal control over financial reporting as well as the matters required to be discussed by the applicable rules and standards promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K, as filed with the SEC on March 10, 2020 for the year ended December 31, 2019.

Submitted by:

Audit Committee of the Board of Directors

Daniel J. Hennessy Charles “Chuck” F. Serianni
Jonathan Shepko

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

The Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed the Board the flexibility to establish the most appropriate structure for the Company at any given time.

In August 2019, after Mr. Daseke resigned from his positions as Chief Executive Officer and Chairman of the Board, upon the recommendation of the Corporate Governance and Nominating Committee, the Board decided to separate the positions of Chairman and Chief Executive Officer. The Board believes that the separation of the Chairman of the Board, which role is currently held by our Executive Chairman, and Chief Executive Officer roles currently provides the most efficient and effective leadership model for the Company as it encourages free and open dialogue regarding competing views and provides for strong checks and balances. Specifically, the balance of powers among our Chief Executive Officer and the Executive Chairman facilitates the active participation of all directors and enables the Board to provide more effective oversight of management. In addition, the Board believes that the separation of the Chairman of the Board and Chief Executive Officer positions enables our Chief Executive Officer to focus on the management and operations of our business and the development and implementation of strategic initiatives, while our Executive Chairman leads the Board in the performance of its responsibilities.

The Board, directed by the Audit Committee, is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, nor served at any time during 2019, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors.

Communication with Directors

The Board of Directors recommends that stockholders initiate communications with the Board, the Chairman or any Board committee by writing to the Company’s Chief Legal Officer. This process assists the Board of Directors in reviewing and responding to stockholder communications. The Board has instructed the Chief Legal Officer to review correspondence directed to the Board and, at his discretion, to forward items that he deems to be appropriate for the Board’s consideration.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to further its goal of providing effective governance of our business and affairs for the long-term benefit of our stockholders. A copy of the Corporate Governance Guidelines is available free of charge on the Investors section of our website at http://www.daseke.com. The Corporate Governance and Nominating Committee is responsible for periodically reviewing the Corporate Governance Guidelines and recommending changes as appropriate to ensure the effective functioning of the Board of Directors and corporate governance.

Code of Ethics

We have adopted a code of ethics that applies to our officers and directors. A copy of the Code of Ethics is available free of charge on the Investors section of our website at http://www.daseke.com. In addition, a copy of the code of ethics will be provided without charge upon request to us. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the code of ethics applicable to such persons by posting such information on our website.

Policy Prohibiting Hedging and Pledging

We consider it improper and inappropriate for our directors, officers and other employees to engage in any transactions that hedge or offset, or are designed to hedge or offset, any decrease in the value of our securities. As such, our insider trading policy prohibits all employees, including directors and executive officers, from engaging in any speculative or hedging transactions or any other transactions that are designed to offset any decrease in the value of our securities. Our insider trading policy also prohibits all employees, including directors and executive officers, from holding our securities in a margin account or pledging our securities as collateral for a loan except in certain limited circumstances pre-approved by our Chief Legal Officer when a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the ability to repay the loan without selling such securities. None of our directors or executive officers has pledged shares of our stock as collateral for a loan or holds shares of our stock in a margin account.

Certain Relationships and Related Transactions

On February 14, 2018, the Company and a certain stockholder, Kevin Charlton, who is a member of the Board, entered into an underwriting agreement with Cowen and Company, LLC and Stifel, Nicolaus & Company, Incorporated as representatives of the several underwriters named therein, in connection with an underwritten public offering of our Common Stock. Mr. Charlton, as the selling stockholder, received approximately $0.8 million of net proceeds from this offering, before expenses. We received approximately $84.6 million of net proceeds from this offering, before expenses.

The Company has entered into indemnification agreements with each of its directors and executive officers.

The Audit Committee must review and approve any related party transaction we propose to enter into in which the amount involved exceeds $120,000. The Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the Company and its stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

•	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

•	whether there are business reasons for us to enter into the transaction;

•	whether the transaction would impair the independence of an outside director;

•	whether the transaction would present an improper conflict of interest for any director or executive officer taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant; and

•	any pre-existing contractual obligations.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides information about our rationale and policies with regard to the compensation of the executive officers who are our “Named Executive Officers” or “NEOs” for 2019 and is intended to provide investors with the material information necessary for understanding our compensation policies and decisions regarding our NEOs as well as providing context for the tabular disclosure provided in the executive compensation tables below. Our NEOs for 2019 are anyone who served as our principal executive officer during 2019, anyone who served as our principal financial officer during 2019, our most highly compensated executive officers who were serving at the end of 2019 other than those who served as our principal executive officer or our principal financial officer, and another individual who would have been a NEO based on compensation but for the fact he or she was not serving as an executive officer at the end of 2019.

For 2019, our NEOs were:

Name	Principal Position
Chris Easter	Interim Chief Executive Officer and Chief Operating Officer (1)
Don R. Daseke	Former Chief Executive Officer (2)
Bharat Mahajan	Former Chief Financial Officer (3)
R. Scott Wheeler	Former President (4)
Angie Moss	Senior Vice President and Chief Accounting Officer (5)
Brian Bonner	Executive Chairman of the Board (6)

(1)	Mr. Easter was appointed to be our interim Chief Executive Officer effective as of August 15, 2019 and our Chief Operating Officer effective as of January 16, 2019. On February 7, 2020, the Board promoted Mr. Easter to Chief Executive Officer of the Company, effective as of such date. Mr. Easter also served as the Company’s principal financial officer from September 6, 2019 until April 27, 2020, when Mr. Bates began to serve as the Company’s principal financial officer.

(2)	Mr. Daseke resigned from his position as our Chief Executive Officer on August 14, 2019.

(3)	Mr. Mahajan ceased serving as our Chief Financial Officer effective September 11, 2019, and separated from service with the Company on October 4, 2019.

(4)	Mr. Wheeler was terminated from his position as President on September 4, 2019.

(5)	Ms. Moss entered into a transition and separation agreement effective April 2, 2020 that provides for her termination from the position of Senior Vice President and Chief Accounting Officer effective May 29, 2020.

(6)	Mr. Bonner was appointed Executive Chairman of the Board, effective as of August 15, 2019. This appointment is expected to last no longer than one year.

Compensation Overview

Our executive compensation program has been designed to attract and retain individuals with the background and skills necessary to successfully execute our strategy in a demanding environment, to motivate those individuals to reach near-term and long-term goals in a way that aligns their interests with those of our stockholders, and to reward success in reaching such goals. We use three primary elements of compensation to fulfill that design—base salaries, annual cash bonuses, and long-term equity incentive awards. Cash bonuses and equity incentives (as opposed to base salary) represent the performance-driven elements of our compensation program. They are also flexible in application and can be tailored to meet our objectives. The determination of each individual’s cash bonus reflects our belief as to the NEO’s relative contribution to achieving or exceeding annual goals. The determination of each NEO’s specific long-term incentive awards, which for 2019 consisted of stock options and restricted stock units (“RSUs”) with multi-year vesting periods, is based on his or her expected long-term contributions. We believe that providing our NEOs with long-term incentive awards in the form of equity compensation such as stock options and RSUs further aligns the interests of our NEOs with the long-term interests of our stockholders because the value of such awards to our NEOs is directly tied to the value of Common Stock.

We also provide a basic benefits package generally to all employees, including our NEOs, which includes a company-sponsored 401(k) plan and health, disability and life insurance.

Leadership Transitions

Beginning in the second half of 2019, with approval by the Board, the Company initiated and began executing on several actions intended to stabilize and improve our long-term performance, which included several management team transitions. The changes in the Company’s management team in 2019 and thus far in 2020 include the following:

•	On January 16, 2019, the Board appointed Mr. Easter as the Company’s first Chief Operating Officer, effective immediately.

•	On August 14, 2019, Mr. Daseke notified the Company of his intention to resign from his positions as Chief Executive Officer and Chairman of the Board of the Company, effective immediately. Mr. Daseke continues to serve as a director of the Company.

•	On August 15, 2019, the Board appointed Mr. Easter as interim Chief Executive Officer of the Company, effective immediately, in addition to his continued service as the Company’s Chief Operating Officer.

•	Also on August 15, 2019, the Board appointed Mr. Bonner as Executive Chairman of the Board, effective immediately. This appointment is for no longer than one year.

•	On September 3, 2019, the Company and Mr. Mahajan, the Chief Financial Officer of the Company, entered into a transition and separation agreement that provided for his termination from the position of Chief Financial Officer. Mr. Mahajan’s employment with the Company ended October 4, 2019. Effective September 6, 2019, the Board appointed Mr. Easter as the Company’s principal financial officer. The Company has retained Bridgepoint Consulting to provide financial and accounting services to support the chief financial officer function.

•	On September 4, 2019, the Company notified Mr. Wheeler that his position (President) was being eliminated and his employment with the Company was terminated, effective immediately. Also on such date, Mr. Wheeler resigned from his position as a member of the Board, effective immediately. Mr. Easter and other members of the Company’s management team assumed the duties formerly assigned to the position of President.

•	On February 7, 2020, the Board promoted Mr. Easter to Chief Executive Officer of the Company, effective as of such date. Mr. Easter continues to serve as the Company’s Chief Operating Officer and principal financial officer.

•	On April 2, 2020, the Company and Ms. Moss entered into a transition and separation agreement that provides for her termination from the position of Senior Vice President and Chief Accounting Officer, which is scheduled to become effective on May 29, 2020.

•	On April 20, 2020, Mr. Bates was appointed the Chief Financial Officer of the Company. Beginning April 27, 2020, Mr. Bates, rather than Mr. Easter, serves as the Company’s principal financial officer.

Elements of 2019 Compensation

We strive to recruit individuals who will support the Company’s mission and values. To accomplish this overarching goal, the Company’s executive compensation philosophy aims to properly motivate management with an easy-to-comprehend compensation package that seeks to provide our NEOs with base salaries, annual cash bonuses, and long-term equity-based compensation awards. Our NEOs also receive certain retirement, health, welfare, and additional benefits as described below.

Compensation Elements	Characteristics	Primary Objective
Base salary	Fixed annual cash compensation. Salaries may be increased from time to time by the Compensation Committee based on our NEOs’ responsibilities and performance.	Designed to be stable component of compensation; recognize performance of job responsibilities; attract and retain talented NEOs.

Cash bonuses	Performance-based annual cash incentive reflective of the achievement of core financial and strategic objectives (paid pursuant to our NEOs’ employment agreements except as otherwise noted below).	Encourage focus on short-term performance goals that serve as the basis for long-term performance and stockholder value creation; reward achievement of those goals.

Long-term equity incentives	Equity-based compensation awards designed to incentivize executives to deliver long-term financial performance and stockholder value, while also providing a retention vehicle for top executive talent. For 2019, long-term equity incentive awards consisted of stock options that are subject to a five-year vesting period and restricted stock units that are subject to a two-year vesting period. The exercise price of the options is equal to the fair market value of a share of Common Stock on the date of grant.	Designed to incentivize executives to deliver long-term financial performance and stockholder value, retain, top executive talent, and align executive interests with stockholder interests.

Retirement savings 401(k) plan	Qualified 401(k) retirement plan benefits are available for our NEOs and all other full-time employees.	Provide an opportunity for tax-efficient retirement savings.

Health and welfare benefits	Health and welfare benefits are available to our NEOs and other full-time employees.	Provide benefits to meet the health and welfare needs of our employees and their families.

Compensation Best Practices

The Company maintains compensation arrangements intended to enhance returns to stockholders and include sound corporate governance features. We have listed below some of the more significant governance practices that we have adopted and the practices we have avoided, which we believe promote responsible pay and governance principles and alignment with stockholder interests.

What We Do		What We Do Not Do

•     Utilize an independent compensation consultant

•     Utilize a peer group of companies based on the Company’s industry, size, and other factors to provide a reference point on compensation determinations

•     Utilize a balanced approach to compensation, which combines fixed and variable, short-term and long-term, and cash and equity

•     Maintain a competitive compensation package designed to attract, motivate and retain and reward experienced and talented executive officers

•     Provide excessive severance agreements or tax gross-up payments to executives

•     Allow directors or officers to hedge Company stock or pledge Company stock as collateral for a loan except in certain limited circumstances pre-approved by our Chief Legal Officer, who will approve such request only if such person clearly demonstrates the ability to repay the loan without selling stock

•     Provide excessive perquisites to our executives

•     Utilize compensation practices that involve excessive or unnecessary risk-taking

•	Ensure cliff vesting for portion of equity awards to align with stockholder interests	•	Allow directors or officers to engage in speculative trading of Company stock

•	Utilize different financial metrics for short-term and long-term compensation programs	•	Allow ratable vesting for all equity awards
		•	Have the same financial metrics for short-term and long-term compensation programs

Advisory Vote on Executive Compensation and Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

We held an advisory vote on the compensation of our NEOs (sometimes referred to as the “Say-on-Pay” vote) and an advisory vote on the frequency of future Say-on-Pay votes (sometimes referred to as the “Say-on-Frequency” vote) at our 2019 annual meeting. At our 2019 annual meeting of stockholders, approximately 97% of the advisory votes cast voted to approve the compensation for our NEOs. The Compensation Committee viewed this vote as supportive and did not make any specific changes as a result of the vote.

We will continue to consider the outcome for our “Say-on-Pay” votes and stockholder views annually when making future compensation decisions for our executive officers.

Process for Determining Executive Compensation

The Compensation Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company. The Compensation Committee uses several different tools and resources in reviewing elements of executive compensation and making compensation decisions, including our compensation consultant noted below. These decisions, however, are not purely formulaic and the Compensation Committee exercises judgment and discretion as appropriate, taking into consideration our financial results, culture, goals, and initiatives and whether each particular element provides an appropriate incentive and reward for performance that sustains and enhances long-term stockholder value. Included in these considerations is an assessment of the executive officer’s current total compensation, leadership, integrity, individual performance, prospect for future performance, years of experience, skill set and contributions to our financial results and the creation of stockholder value. The Compensation Committee considers input from our CEO in making determinations regarding our executive compensation program and the individual compensation of each executive officer, other than our CEO. Our CEO and management also provide information to the Compensation Committee regarding the performance of the Company for the determination of annual bonuses and long-term equity awards. The Compensation Committee makes the final determination of NEO compensation. Our CEO makes no recommendations regarding, and does not participate in discussions about, his own compensation.

The Compensation Committee retained the Rewards Solutions practice of Aon plc, an independent compensation consultant, to assist the Compensation Committee in assessing and determining executive compensation for 2019. In 2019, Aon plc assisted the Compensation Committee by providing competitive compensation data to assist in pay determinations, assessing the design of our short-term and long-term incentive programs, providing information on trends in executive compensation and governance, and advising on compensation to provide executives in connection with the transition in Company leadership. The Compensation Committee took into account the information provided by Aon plc to determine executive compensation for 2019.

On an annual basis, the Compensation Committee reviews and discusses compensation data for our CEO and our other NEOs as compared to compensation data for similarly situated executive officers at peer companies selected and recommended by the compensation consultant and approved by the Compensation Committee. The compensation consultant recommends peer companies that are similar in size (as measured by revenues and EBITDA) and have similar lines of business to the Company (i.e., transportation and logistics companies) and/or have experienced significant growth over multiple years (i.e., high-growth industrial companies). The Compensation Committee believes the comparator group is appropriate because it reflects the Company’s market for executive talent and customers and is aligned with the Company’s scope of operations and complexity.

The Compensation Committee worked with Aon plc to develop our compensation peer group in late 2017 using the factors noted. On an annual basis, the compensation consultant and Compensation Committee review the appropriateness of the peer group. In advance of 2019 compensation determinations, the Compensation Committee and Aon plc reviewed the composition of the peer group and determined that the companies comprising the peer group continued to be appropriate for pay level, pay design, and performance purposes. Accordingly, no changes were made by the Compensation Committee to the peer group for 2019. The following companies comprised the 2019 peer group: Werner Enterprises, Inc., Roadrunner Transportation Systems, Inc., Atlas Air Worldwide Holdings, Inc., Echo Global Logistics, Inc., Saia, Inc., Universal Logistics Holdings, Inc., Knight-Swift Transportation Holdings Inc., Forward Air Corporation, Air Transport Services Group, Inc., Marten Transport, Ltd., Covenant Transportation Group, Inc., Heartland Express, Inc., Spirit Airlines, Inc., The Middleby Corporation, The Greenbrier Companies, Inc., Aerojet Rocketdyne Holdings, Inc., Cornerstone Building Brands, Inc., HEICO Corporation, Allegiant Travel Company, Patrick Industries, Inc., Apogee Enterprises, Inc., Argon, Inc., NN, Inc., Lydall, Inc., Astronics Corporation, and Trex Company, Inc.

Changes to Our Program in 2020

In late 2019 and early 2020, the Compensation Committee conducted an in-depth assessment of our executive compensation program to determine whether any changes were appropriate to help ensure that the program meets our goals of attracting, retaining, and motivating valuable executives, driving long-term stockholder value creation and financial performance that underpins that stockholder value creation, and aligning our executives’ financial interests with the success of the Company. In 2020, the Compensation Committee decided that our executive compensation program in its current form should be modified prospectively to better meet these objectives.

We currently anticipate that modifications to our executive compensation program may include the following:

•	Developing a compensation program that is more reflective of evolving market practices; for example, providing market competitive annual and long-term incentive award opportunities tied to short-term and long-term financial performance and stockholder value creation;

•	Re-calibrating the mix of base salary, annual bonus opportunity, and long-term incentive award opportunity for executives to rebalance (i) fixed vs. at-risk compensation and (ii) short-term vs. long-term compensation;

•	Streamlining performance metrics used in the annual incentive plan to drive the most critical behaviors and financial performance in distinct areas that are most closely aligned with business objectives and sustainable profitability, which ultimately ties to stockholder value creation; and

•	Delivering long-term incentives using a mix of performance-based awards and time-vested stock options to enhance the alignment of executive and stockholder interests; changes include the grant of performance shares that are earned based on the achievement of aggressive stock price hurdles plus continued employment, as well as stock options that only have value if there is stockholder value creation from the date of grant, as well as continued employment.

Agreements with Our Named Executive Officers

The Company was party to employment agreements with each of our six NEOs for 2019—Don R. Daseke, Bharat Mahajan, R. Scott Wheeler, Angie J. Moss, Chris Easter and Brian Bonner. The employment agreements provide for compensatory payments and benefits upon certain termination events, including termination events following a change in control. In addition, the employment agreements provide for limited termination and change in control protections in connection with certain awards granted pursuant to the Incentive Plan. These provisions are intended to allow our NEOs to more objectively manage the Company and serve as a recruiting and retention tool. Pursuant to their employment agreements, our NEOs are subject to certain post-termination restrictions, including confidentiality, non-competition, and non-solicitation obligations. For a description of the terms of the employment agreements with each of our NEOs, please see the section below entitled “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table.” For a more complete description of our obligations under the employment agreements in the event of a termination of employment or change in control, please see the section below entitled “Potential Payments Upon Termination or Change in Control.”

Tax and Accounting Considerations

The Compensation Committee and the Company review and consider the tax, accounting, and securities law implications of our compensation programs.

Section 162(m)—When setting executive compensation, we consider many factors, such as attracting and retaining executives and providing appropriate performance incentives. We also consider the after-tax cost to the Company in establishing executive compensation programs, both individually and in the aggregate, but tax deductibility is not our sole consideration. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer, and the next three most highly compensated executive officers (as well as certain other officers who were covered employees in years after 2016). The 2017 Tax Act eliminated most of the exceptions from the $1 million deduction limit, except for certain arrangements in place as of November 2, 2017. As a result, most of the compensation payable to our NEOs in excess of $1 million per person in a year will not be fully deductible.

Accounting for Executive Compensation—Currently, we account for all equity-based compensation under the rules of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). This rule requires us to estimate the expense of each equity award over the vesting period of the award and record it as such. We are also obligated to record cash-based awards as an expense at the time our payment obligation is accrued.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2019, 2018 and 2017 concerning compensation of our NEOs.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	All other compensation ($)(4)	Total ($)
Chris Easter (5) —Interim Chief Executive Officer —Interim principal financial officer —Chief Operating Officer	2019	533,820	—	—	767,154	196,204	1,497,178
Don Daseke (6) —Former Chief Executive Officer	2019	320,833	75,000	—	82,505	300,548	778,886
	2018	550,000	120,000	—	—	—	670,000

—Chairman Emeritus of the Board	2017	533,333	120,000	—	566,800	—	1,220,133

Bharat Mahajan (7)	2019	306,062	131,250	—	—	1,530,005	1,967,317
—Former Chief Financial Officer	2018	147,042	—	—	236,910	56,035	439,987

R. Scott Wheeler (8) —Former President	2019	306,250	175,000	—	6,864	319,089	807,203
	2018	450,000	120,000	—	—	10,050	580,050
	2017	430,128	220,000	—	436,000	10,388	1,096,516

Angie Moss —Chief Accounting Officer	2019	300,000	75,000	—	—	11,200	386,200
	2018	300,000	75,000	—	—	11,000	386,000
	2017	294,167	115,000	—	261,000	10,377	680,544
Brian Bonner (9) —Executive Chairman of the Board	2019	226,087	—	1,150,000	—	56,250	1,432,337

(1)	Amounts in the Bonus column reflect annual bonuses paid for year of performance. For 2019, the Compensation Committee and the Board conducted a holistic review of Company and individual NEO performance when determining annual bonuses, taking into account the Company’s stock value, acquisition accomplishments, and organic growth, as well as the individual contributions of each NEO. The Compensation Committee and the Board also took into account our commitments under individual employment agreements and separation agreements in the determination of 2019 annual bonuses, in each case as such agreements are described below under the heading “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table.”

(2)	Amounts reflect the aggregate grant date fair value of stock awards granted to our NEOs, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. For Mr. Bonner, the amount includes RSUs granted to him for his service as a Board member in 2019 and RSUs granted to him in connection with his appointment as Executive Chairman effective as of August 15, 2019. See the “Grants of Plan-Based Awards Table” below for additional information regarding these awards.

(3)	Amounts reflect the aggregate grant date fair value of stock options granted to our NEOs, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. For additional information regarding the assumptions underlying this calculation, please see Note 14 to our consolidated financial statements, which is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. See the “Grants of Plan-Based Awards Table” below for additional information regarding these awards. Stock options held by each of Messrs. Daseke and Wheeler were modified in connection with their respective separations from service, as described below under “Separation Agreement with Mr. Daseke” and “Separation Agreement with Mr. Wheeler,” respectively, and as a result, amounts reflected for 2019 include the incremental fair value, computed as of the modification date in accordance with FASB ASC Topic 718, with respect to the modified stock options.

(4)	For 2019, reflects the following:

Name	401(k) Company- matching contributions ($)	Board fees ($)	Accrued severance benefits ($)(a)	Relocation expenses ($)	Board resignation payments ($)	Signing Bonus ($)	Total ($)
Mr. Easter	5,417	—	—	60,787	—	130,000	196,204
Mr. Daseke	—	28,125	272,423	—	—	—	300,548
Mr. Mahajan	11,200	—	1,518,805			—	1,530,005
Mr. Wheeler	12,780		231,309	—	75,000	—	319,089
Ms. Moss	11,200		—	—	—	—	11,200
Mr. Bonner	—	56,250	—	—	—	—	56,250

(a)	For Mr. Daseke, includes $229,167 of continued base salary following separation during 2019, $6,756 of Company-subsidized COBRA reimbursements in 2019, $1,500 for dental and vision insurance coverage, and $35,000 for reimbursement of legal expenses. For Mr. Mahajan, includes a lump sum severance payment of $1,450,000, $42,535 for relocation expenses, $23,770 for reimbursement of legal expenses, and $2,500 for tax return preparation services. For Mr. Wheeler, includes $218,750 of continued base salary following separation during 2019 and $12,559 of Company-subsidized COBRA reimbursements in 2019.

(5)

Mr. Easter was appointed to be our Chief Operating Officer effective as of January 16, 2019, our interim Chief Executive Officer effective as of August 15, 2019, and our principal financial officer effective as of September 6, 2019. Beginning on April 27, 2020, Mr. Easter no longer serves as our principal financial officer, due to the appointment of Mr. Bates to that position.

(6)	Mr. Daseke retired from his position as Chief Executive Officer on August 14, 2019.

(7)	Mr. Mahajan was appointed to be our Chief Financial Officer effective as of September 6, 2018 and entered into a transition and separation agreement on September 3, 2019, pursuant to which his employment was terminated effective October 4, 2019 (although Mr. Easter began to serve as our principal financial officer effective as of September 6, 2019).

(8)	Mr. Wheeler was terminated from his position as President on September 4, 2019.

(9)	Mr. Bonner was appointed Executive Chairman of the Board, an executive officer position, effective as of August 15, 2019.

Grants of Plan-Based Awards Table

Name	Grant date		All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)(1)
Chris Easter	01/16/2019	(2)	—	350,000	4.83	564,593
	09/06/2019	(3)	—	238,636	2.20	202,561
Don Daseke	—		—	—	9.98	82,505
Bharat Mahajan	—		—	—	—	—
R. Scott Wheeler	—		—	—	9.98	6,864
Angie Moss	—		—	—	—	—
Brian Bonner	06/01/2019	(4)	11,574	—	—	50,000
	09/16/2019	(5)	500,000	—	—	1,100,000

_________________________

(1)	Amounts reflect the aggregate grant date fair value of stock awards and option awards granted to our NEOs, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. For additional information regarding the assumptions underlying these calculations, please see Note 14 to our consolidated financial statements, which is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Stock options held by each of Messrs. Daseke and Wheeler were modified in connection with their respective separations from service, as described below under “Separation Agreement with Mr. Daseke” and “Separation Agreement with Mr. Wheeler,” respectively, and as a result, amounts reflected include the incremental fair value, computed as of the modification date in accordance with FASB ASC Topic 718, with respect to the modified stock options.

(2)	Reflects options that are scheduled to vest and become exercisable in equal installments on each of the first five anniversaries of the grant date, subject to Mr. Easter’s continued service.

(3)	Reflects options that are scheduled to vest and become exercisable in equal installments on each of the first three anniversaries of the grant date, subject to Mr. Easter’s continued service.

(4)	Reflects RSUs granted to Mr. Bonner for his service as a non-employee director in 2019 before his appointment as Executive Chairman, which RSUs are scheduled to vest on the first anniversary of the grant date, subject to his continued service.

(5)	Reflects RSUs granted to Mr. Bonner in connection with his appointment as Executive Chairman, which RSUs are scheduled to vest in equal installments on the first and second anniversaries of the grant date, subject to Mr. Bonner’s continued service.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements with Current Executives

We have entered into employment agreements with each of Messrs. Easter and Bonner (the “Current Executives”). We entered into an employment agreement with Mr. Easter in January 2019, which provided for an initial five-year term and that the agreement would be automatically extended for successive one-year periods unless either party provided written notice of termination at least 60 days prior to the date the then-current employment term would otherwise end. The employment agreement initially provided for an annual salary of at least $525,000, which was amended effective August 15, 2019 to $650,000 in connection with Mr. Easter undertaking the roles of interim Chief Executive Officer and principal financial officer. Mr. Easter was entitled to a target annual cash bonus opportunity of at least $175,000, with the ability to be greater than or less than the target amount based upon the attainment of performance goals and milestones determined by the Compensation Committee. The employment agreement also provided for a payment of $130,000, which served as a reimbursement for any lost bonus compensation as a result of Mr. Easter leaving his previous employer. Mr. Easter was also entitled to an initial grant of stock options covering 350,000 shares of Common Stock that vest in five equal installments on each of the first five annual anniversaries of the grant date.

In April 2020, we entered into an amended and restated employment agreement with Mr. Easter which provides: (i) Mr. Easter will continue to serve as the CEO of the Company and will perform the duties assigned to him by, and will report to, the Board; (ii) Mr. Easter’s employment will be on an at-will basis and there will be no fixed employment period; (iii) Mr. Easter will be entitled to an annualized base salary of $700,000; (iv) Mr. Easter will be eligible to earn an annual discretionary bonus with a target value of 100% of his base salary; (v) Mr. Easter will be eligible to participate in the Incentive Plan, with a target annual award having a grant date fair value equal to 150% of Mr. Easter’s base salary, which for 2020 consists entirely of non-qualified stock options to purchase up to 652,200 shares of the Company’s common stock, with an exercise price of $1.38 per share that are scheduled to vest in three equal annual installments, subject to Mr. Easter’s continued employment (the “Easter 2020 Target Award”); and (vi) Mr. Easter will receive a one-time equity award in 2020 (the “Easter Turn-Around Award”) consisting entirely of 755,400 performance stock units that are eligible to vest at the end of a three-year performance period subject to the achievement of specified stock price hurdles and Mr. Easter’s continued employment. The Easter 2020 Target Award and the Easter Turn-Around Award also provide for accelerated vesting of outstanding awards under limited circumstances, which are described in more detail below in the section titled “Potential Payments Upon Termination or Change in Control.”

We entered into an employment agreement with Mr. Bonner in September 2019, which provides an initial term of one year and that the agreement may potentially continue thereafter on an at-will basis unless otherwise determined by the Board. The employment agreement provides for an annualized base salary of $600,000. In consideration of service as Executive Chairman, Mr. Bonner also entered into, effective as of September 6, 2019, an RSU award agreement (the “Bonner RSU Agreement”) that provides for a grant of RSUs that will vest in two equal installments on each of the first and second anniversaries of the grant date, subject to Mr. Bonner’s continuous service to the Company as an employee or member of the Board. The Bonner RSU Agreement also provides for vested acceleration of outstanding RSUs under limited circumstances, which are described in more detail below in the section titled “Potential Payments Upon Termination or Change in Control.”

Each Current Executive is able to participate in the same incentive compensation and benefit plans in which other senior executives of the Company are eligible to participate.

Pursuant to the terms of their employment agreements, each Current Executive is entitled to severance payments in certain limited circumstances. Severance benefits to be provided under the employment agreements are described in more detail below in the section titled “Potential Payments Upon Termination or Change in Control.”

Each of the employment agreements with the Current Executives and the Company contains a “clawback” provision that enables the Company to recoup any amounts paid to an executive as incentive compensation under his or her employment agreement if so required by applicable law, any applicable securities exchange listing standards or any clawback policy adopted by the Company. None of the employment agreements with the Current Executives provide for any tax gross-up payments. If amounts payable to such executive under his or her employment agreement or otherwise exceed the amount allowed under Section 280G of the Code for such executive (thereby subjecting the executive to an excise tax), then such payments due to the Current Executive under the employment agreement will either (i) be reduced (but not below zero) so that the aggregate present value of the payments and  benefits received by the executive is $1.00 less than the amount which would otherwise cause the Current Executive to incur an excise tax under Section 4999 of the Code or (ii) be paid in full, whichever produces the better net after-tax position to the executive.

Employment Agreement and Transition and Separation Agreement with Ms. Moss

We entered into an employment agreement with Ms. Moss in February 2017, which provided for an initial three-year term and that the agreement would be automatically extended for successive one-year periods unless either party provided written notice of termination at least 60 days prior to the date the then-current employment term would otherwise end. The employment agreement provided for an annual salary of at least $300,000 and target annual cash bonus opportunities of at least $150,000, with the ability to be greater than or less than the target amount based upon the attainment of performance goals and milestones determined by the Compensation Committee.

Ms. Moss was eligible to participate in the same incentive compensation and benefit plans in which other senior executives of the Company were eligible to participate under her employment agreement. Ms. Moss’s employment agreement also contained a “clawback” provision that enabled the Company to recoup any amounts paid to her as an annual bonus or incentive compensation if so required by applicable law, any applicable securities exchange listing standards or any clawback policy adopted by the Company.

On April 2, 2020, we entered into a transition and separation agreement with Ms. Moss, under which she is scheduled to continue in employment with the Company through May 29, 2020, at which time her service with the Company is scheduled to end. Severance benefits to be provided to Ms. Moss under her transition and separation agreement are described in more detail below in the section titled “Potential Payments Upon Termination or Change in Control.”

Employment Agreements with Former Executives

During 2019, we also had employment agreements with Messrs. Daseke, Wheeler and Mahajan (collectively, the “Former Executives”). The employment agreements of Mr. Daseke and Mr. Wheeler each had an initial five-year term, but were amended effective as of August 30, 2018 to provide for a term ending on June 30, 2023. Mr. Mahajan’s employment agreement also had an initial five-year term. The employment agreements provided that these terms would be automatically extended for successive one-year periods unless either party provided written notice of termination at least 60 days prior to the date the then-current employment term would otherwise end. The employment agreements provided for annual salaries of at least $550,000 and $400,000 for Mr. Daseke and Mr. Mahajan, respectively, and target annual cash bonus opportunities of at least $150,000 and $225,000, respectively, with the ability to be greater than or less than the target amount based upon the attainment of performance goals and milestones determined by the Compensation Committee. Mr. Wheeler’s employment agreement provided for an annual salary of at least $450,000 and target cash bonus opportunity of $350,000 with the ability to be greater than or less than the target amount based upon the attainment of performance goals and milestones determined by the Compensation Committee, but these amounts were amended effective as of February 26, 2019 to be $525,000 and $275,000, respectively.

The Former Executives were eligible to participate in the same incentive compensation and benefit plans in which other senior executives of the Company were eligible to participate.

Each of the employment agreements between the Former Executives and the Company contained a “clawback” provision that enabled the Company to recoup any amounts paid to an executive as an annual bonus or incentive compensation under his employment agreement if so required by applicable law, any applicable securities exchange listing standards or any clawback policy adopted by the Company.

Separation Agreement with Mr. Daseke

In connection with his retirement from the Company, we entered into a separation agreement with Mr. Daseke dated August 23, 2019 (the “Daseke Separation Agreement”). The Daseke Separation Agreement provides, among other things, that: (i) Mr. Daseke retired as our CEO effective as of August 14, 2019 (the “Daseke Separation Date”) and that Mr. Daseke also resigned from all other employment positions with the Company’s subsidiaries on the Daseke Separation Date; and (ii) after the Daseke Separation Date, Mr. Daseke will remain an outside director on the Board with the title “Chairman Emeritus” and will receive compensation commensurate with other outside directors.

In addition, the Daseke Separation Agreement provides that Mr. Daseke will be entitled to receive, among other things: (i) his regular annual base salary of $550,000 from the Daseke Separation Date through February 27, 2020 (the “Daseke Transition Date”) in accordance with the Company’s normal payroll procedures; (ii) an amount equal to the target value of his 2019 annual bonus of $150,000 as soon as practicable following the Daseke Transition Date, but in no event later than March 15, 2020; (iii) an amount equal to $1,050,000, which is payable over an 18-month period following the Daseke Transition Date; (iv) Company-subsidized COBRA reimbursements for up to 18 months following the Daseke Separation; (v) eligibility for reimbursements equal to the difference between his actual cost paid to purchase personal medical coverage that is reasonably comparable to the coverage provided by the Company’s group medical plan from February 14, 2021 through August 14, 2021, and the contribution amount owed by similarly situated employees for the same or similar medical coverage; (vi) reimbursements for Mr. Daseke’s cost to maintain certain life insurance coverage similar to that which was provided to him prior to the Daseke Separation Date under the Company’s group life insurance plan for the period beginning on the Daseke Separation Date and ending on the Daseke Transition Date; (vii) payment within 60 days of the Daseke Separation Date of $1,500 for the loss of coverage under the Company’s group dental and vision plans from the Daseke Separation Date through the Daseke Transition Date; (viii) the furniture and fixtures currently located in Mr. Daseke’s and Barbara Daseke’s Company offices; and (ix) reimbursement for up to $35,000 of reasonable legal fees incurred by Mr. Daseke in connection with the negotiation of the Daseke Separation Agreement.

Pursuant to the Daseke Separation Agreement, Mr. Daseke’s unvested equity awards granted prior to the Daseke Separation Date (the “Daseke Outstanding Equity Awards”) will continue to vest and become and remain exercisable through the Daseke Transition Date as though his employment continued through such date. On February 28, 2020, Mr. Daseke will immediately become vested in any then unvested Daseke Outstanding Equity Awards that would have become vested on or prior to December 31, 2020. Mr. Daseke’s outstanding stock options will remain exercisable, without regard to his termination of employment, until the latest expiration date provided therein. Other than as described in the preceding sentences of this paragraph, Mr. Daseke has no further rights or benefits owed to him with respect to the Daseke Outstanding Equity Awards.

The Daseke Separation Agreement includes a customary release of claims by Mr. Daseke in favor of the Company and its affiliates and Mr. Daseke’s eligibility and entitlement, if any, to each severance payment and any other payment and benefit described above is subject to the non-revocation of such release of claims. In addition, the Daseke Separation Agreement provides that Mr. Daseke shall remain subject to confidentiality, non-competition, non-solicitation, and certain other restrictive covenant obligations in the Employment Agreement between the Company and Mr. Daseke, effective as of February 27, 2017, as amended, following the Daseke Separation Date. The Daseke Separation Agreement also includes a release of claims by the Company in favor of Mr. Daseke related to or arising from Mr. Daseke’s employment with the Company.

Transition and Separation Agreement with Mr. Mahajan

On September 3, 2019, the Company entered into a Transition and Separation Agreement with Mr. Mahajan that became effective September 11, 2019 in connection with his termination of employment (the “Mahajan Separation Agreement”), which became effective October 4, 2019 (the “Mahajan Separation Date”), although Mr. Easter began serving as our principal financial officer effective September 6, 2019.

Under the Mahajan Separation Agreement, subject to his execution and non-revocation of a release of claims, Mr. Mahajan became entitled to receive, among other things: (i) a lump sum payment of $1,450,000; (ii) reimbursement for certain residential and relocation expenses (including taxes associated with such reimbursements) up to an aggregate of $200,000, subject to various limitations set forth in the Mahajan Separation Agreement; (iii) reimbursement for up to $15,000 of reasonable legal fees incurred by Mr. Mahajan in connection with the negotiation of the Mahajan Separation Agreement; and (iv) reimbursement for up to $25,000 towards the cost of tax advice and return preparation services and outplacement services.

Mr. Mahajan forfeited all outstanding equity awards in connection with his termination of employment.

The Mahajan Separation Agreement includes a customary release of claims by Mr. Mahajan in favor of the Company and its affiliates and Mr. Mahajan’s eligibility and entitlement, if any, to each severance payment and any other payment and benefit described above is subject to the non-revocation of such release of claims and the execution and non-revocation of a supplemental release of claims after the Mahajan Separation Date. In addition, the Mahajan Separation Agreement provides that Mr. Mahajan shall remain subject to confidentiality, non-competition, non-solicitation, and certain other restrictive covenant obligations in the Employment Agreement between the Company and Mr. Mahajan, effective as of September 6, 2018, following the Mahajan Separation Date.

Separation Agreement with Mr. Wheeler

On September 4, 2019, the Company entered into a Separation Agreement with Mr. Wheeler in connection with his termination of employment (the “Wheeler Separation Agreement”). Under the Wheeler Separation Agreement, subject to his execution and non-revocation of a release of claims, Mr. Wheeler is entitled to receive, among other things: (i) his regular annual base salary of $525,000 through February 27, 2020 (the “Wheeler Transition Date”) in accordance with the Company’s normal payroll procedures; (ii) an amount equal to $1,312,500 (equal to 1.5 times Mr. Wheeler’s annual base salary and the target value of his 2018 annual bonus), which is payable in certain installments between the Wheeler Transition Date and December 31, 2020; (iii) an amount equal to $75,000 within 10 business days of the Effective Date in connection with Mr. Wheeler’s resignation from the Board; (iv) Company-subsidized COBRA reimbursements for up to 18 months following his separation date; and (v) eligibility for reimbursements equal to the difference between his actual cost paid to purchase personal medical coverage that is reasonably comparable to the coverage provided by the Company’s group medical plan from March 4, 2021 through September 4, 2021, and the contribution amount owed by similarly situated employees for the same or similar medical coverage.

Pursuant to the Wheeler Separation Agreement, Mr. Wheeler’s unvested equity awards (the “Wheeler Outstanding Equity Awards”) immediately vested and became exercisable on September 4, 2019 as though his employment continued through the Wheeler Transition Date. Mr. Wheeler’s outstanding and vested stock options will remain exercisable, without regard to his termination of employment, until February 26, 2027. Other than as described in the preceding sentences of this paragraph, Mr. Wheeler has no further rights or benefits owed to him with respect to the Wheeler Outstanding Equity Awards.

The Wheeler Separation Agreement includes a customary release of claims by Mr. Wheeler in favor of the Company and its affiliates and Mr. Wheeler’s eligibility and entitlement, if any, to each severance payment and any other payment and benefit described above is subject to the non-revocation of such release of claims. In addition, the Wheeler Separation Agreement provides that Mr. Wheeler shall remain subject to confidentiality, non-competition, non-solicitation, and certain other restrictive covenant obligations in the Employment Agreement between the Company and Mr. Wheeler, effective as of February 27, 2017, as amended, following Mr. Wheeler’s separation date. The Wheeler Separation Agreement also includes a release of claims by the Company in favor of Mr. Wheeler related to or arising from Mr. Wheeler’s employment with the Company.

Outstanding Equity Awards At Fiscal Year-End Table

The following table reflects information regarding outstanding equity-based awards held by our NEOs as of December 31, 2019.

		Option awards				Stock awards
Name	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#) (1)	Market value of shares or units of stock that have not vested ($)
Chris Easter	01/16/2019	—	350,000 (2)	3.83	01/16/2029	—	—
	09/06/2019	—	238,636 (3)	2.20	09/06/2029	—	—
Don R. Daseke	02/27/2017	99,940	—	9.98	02/27/2027	—	—
Bharat Mahajan	—	—	—	—	—	—	—
R. Scott Wheeler	02/27/2017	60,000	—	9.98	02/27/2027	—	—
Angie Moss	02/27/2017	36,000	24,000 (2)	9.98	02/27/2027	—	—
Brian Bonner	02/27/2017	15,000	10,000 (2)	9.98	02/27/2027	—	—
	06/01/2019	—	—	—	—	11,574 (4)	36,574
	09/06/2019	—	—	—	—	500,000 (5)	1,580,000

(1)	The treatment of these awards upon certain employment termination and change in control events is described under “Potential Payments Upon Termination or Change in Control” below.

(2)	Options are scheduled to vest in five equal installments on the first five anniversaries of the grant date, subject to continued service.

(3)	Options are scheduled to vest in three equal installments on the first three anniversaries of the grant date, subject to continued service.

(4)	RSUs are scheduled to vest fully on the first anniversary of the grant date, subject to continued service.

(5)	RSUs are scheduled to vest in two equal installments on the first two anniversaries of the grant date.

Potential Payments Upon Termination or Change in Control

Employment Agreements with Messrs. Easter and Bonner

As described above in the section entitled “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table,” we have entered into employment agreements with each of Messrs. Easter and Bonner in April 2020 and September 2019, respectively. The following summarizes the impact of certain termination events or the occurrence of a change in control on each NEO’s entitlement to severance and other benefits under these employment agreements.

If the employment of Messrs. Easter or Bonner is terminated by the Company for cause or by the executive without good reason, such executive will be entitled to receive (i) all accrued salary through the date of termination and (ii) any post-employment benefits due under the terms and conditions of the Company’s benefits plans. The executive will not be entitled to any additional amounts or benefits as the result of a termination of employment for cause or by the executive without good reason.

If the employment of Mr. Easter is terminated by the Company without cause or if Mr. Easter resigns for good reason, Mr. Easter will be entitled to: (i) a severance amount equal to the sum of (A) 24 months of base salary plus (B) a pro rata portion of his target annual bonus for the year in which he is terminated; (ii) up to 24 months of Company-subsidized COBRA coverage; and (iii) the accelerated vesting of any outstanding equity awards, with performance-based conditions vesting on actual achievement of the applicable performance-based conditions, except for the Easter 2020 Target Award and the Easter Turn-Around Award, which provide for accelerated vesting in the circumstances described below.

If Mr. Easter’s employment is terminated due to his death or disability, Mr. Easter will be entitled to: (i) a pro rata portion of his target annual bonus for the year in which he is terminated; and (ii) the accelerated vesting of any outstanding equity awards that would have vested in the year of termination, with performance-based conditions vesting on actual achievement of the applicable performance-based conditions, except for the Easter 2020 Target Award and the Easter Turn-Around Award, which provide for accelerated vesting in the circumstances described below.

If the employment of Mr. Bonner is terminated by the Company without cause or by Mr. Bonner for good reason, he will be entitled to an amount equal to $600,000 less the aggregate base salary paid from August 15, 2019 through the date of termination.

If the employment of Mr. Bonner is terminated by the Company due to Mr. Bonner’s death or disability, he will be entitled to receive (i) all accrued salary through the date of termination and (ii) subject to the terms and conditions of any benefit plans in which he may participate at the time of such termination, any post-employment benefits available pursuant to the terms of those plans. Mr. Bonner will not be entitled to any additional amounts or benefits as the result of a termination of employment due to death or disability.

Messrs. Easter’s and Bonner’s eligibility and entitlement, if any, to each severance payment and any other payment and benefit described above is subject to the execution and non-revocation of a customary release of claims agreement by such executive. Each executive is also subject to general confidentiality obligations in his employment agreement as well as noncompetition and nonsolicitation restrictions for a period of 24 months for Mr. Easter and 12 months for Mr. Bonner. Under their employment agreements, “good reason” for each of Messrs. Easter and Bonner generally means the occurrence of any of the following, without his consent: (i) a material diminution in his position, responsibilities or duties or the assignment of him to a position, responsibilities or duties of a materially lesser status or degree of responsibility than his position, responsibilities or duties; or (ii) any material breach by the Company of any provision of his employment agreement. For Mr. Easter, good reason also includes (i) requiring him to be based more than 40 miles away from his current office; (ii) failure to have his employment agreement assumed following a change in control; (iii) a merger or acquisition involving the Company where the current stockholders do not comprise more than 50% of the stockholders following such merger or acquisition; (iv) the consummation of a “hostile takeover” tender offer wherein any person or entity takes control of the Company through a purchase of 40% or more of the outstanding shares of the Company’s stock; (v) the consummation of a “hostile takeover” proxy contest wherein any person or entity takes control of the Company through the replacement of 50% of the Board; (vi) closing of a sale or liquidation of substantially all the assets of the Company; or (vii) the Board fails to nominate Mr. Easter to serve as a member of the Board.

Under the employment agreements, “cause” generally means: (i) the commission by the executive of fraud, breach of fiduciary duty, theft, or embezzlement against the Company, its subsidiaries, affiliates or customers; (ii) the executive’s willful refusal without proper legal cause to faithfully and diligently perform his or her duties; (iii) the breach of the confidentiality, noncompetition, nonsolicitation or intellectual property provisions in the executive’s employment agreement or the material breach of any other written agreement between the executive and one or more members of affiliated entities including the Company and its direct and indirect subsidiaries; (iv) the executive’s conviction of, or plea of guilty or nolo contendere to, a felony (or state law equivalent) or any crime involving moral turpitude; (v) willful misconduct or gross negligence by the executive in the performance of duties to the Company that has or could reasonably be expected to have a material adverse effect on the Company; or (vi) the executive’s material breach and violation of the Company’s written policies pertaining to sexual harassment, discrimination or insider trading.

Transition and Separation Agreement with Ms. Moss

As noted above, on April 2, 2020, we entered into a Transition and Separation Agreement with Ms. Moss (the “Moss Separation Agreement”), which provides for severance benefits that are substantially similar to those provided for under her existing employment agreement with the Company.

The Moss Separation Agreement provides that Ms. Moss will be entitled to receive, among other things, the following: (i) continued compensation and employee benefits during the period from April 2, 2020 through May 29, 2020 (or earlier if terminated by either party, the “Transition Period”); (ii) a severance amount equal to the sum of (a) one (1.0) times her current annual base salary plus (b) one (1.0) times her target annual bonus for 2019; and (iii) up to one year of continued COBRA coverage at active employee rates. In addition, Ms. Moss’s outstanding, vested stock options to purchase shares of the Company’s Common Stock at an exercise price of $9.98 will remain exercisable through their original expiration date of February 27, 2027.

The Moss Separation Agreement includes a customary release of claims by Ms. Moss in favor of the Company and its affiliates, which Ms. Moss is required to execute on April 2, 2020 and again at the end of the Transition Period. Ms. Moss’s severance benefits described above are conditioned upon her execution, re-execution, and non-revocation of the release of claims, as well as her continued compliance with confidentiality and certain other restrictive covenant obligations contained in her existing employment agreement with the Company, including nonsolicitation and noncompetition restrictions for 12 months following employment.

Stock Options

Pursuant to the terms of the Incentive Plan and the award agreements underlying the awards held by our NEOs (including the Easter 2020 Target Award), upon a “change in control,” all unvested options will become exercisable as of the date of the change in control unless a replacement award is granted by the resulting entity.

Under the Incentive Plan, “change in control” generally means the occurrence of any of the following events: (i) acquisition of beneficial ownership of more than 50% of the combined voting power of securities entitled to vote in the election of members of the Board; (ii) individuals who serve as members of the Board as of the effective date of the Incentive Plan (or members of the Board whose election or nomination to the Board was approved by a vote of the current directors of the Board) ceasing to constitute the majority of the Board; (iii) consummation of a reorganization, merger or consolidation or sale of all or substantially all of the assets of the Company unless (A) the Company’s pre-transaction stockholders hold at least 50% of the voting power of the resulting entity, (B) no person owns more than 50% of the common stock of the resulting entity and (C) at least a majority of the board of directors of the resulting entity is composed of members of the Company’s pre-transaction Board; or (iv) approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.

Easter 2020 Target Award

Pursuant to the terms of the Easter 2020 Target Award, upon (1) a change in control if no replacement award is provided; (2) Mr. Easter’s termination without cause; or (3) Mr. Easter’s resignation for good reason, the unvested portion of the Easter 2020 Target Award will become vested in full and exercisable. If Mr. Easter’s employment terminates due to his death or disability, the unvested portion of the Easter 2020 Target Award that would have vested in the year of termination will become vested and exercisable.

Under the Easter 2020 Target Award, “change in control,” “good reason” and “cause” all have the same definitions as described above.

Easter Turn-Around Award

Pursuant to the terms of the Easter Turn-Around Award, upon (1) a change in control; (2) Mr. Easter’s termination without cause; (3) Mr. Easter’s resignation for good reason; or (4) Mr. Easter’s death or disability, the unvested portion of Mr. Easter’s performance-based restricted stock units will vest based on actual achievement of the applicable performance-based conditions.

Under the Easter Turn-Around Award, “change in control,” “good reason” and “cause” all have the same definitions as described above.

RSU Awards

Pursuant to the terms of the Bonner RSU Agreement, upon (i) a change in control, (ii) Mr. Bonner’s resignation from employment under his employment agreement for good reason, or (iii) both Mr. Bonner’s termination of employment by the Company without cause and his cessation of service as a member of the Board in the event the Company fails to nominate him for election by its stockholders, the unvested portion of Mr. Bonner’s RSUs will accelerate and vest in full. If Mr. Bonner’s services terminate due to death or disability, a pro rata portion of Mr. Bonner’s RSUs will accelerate and vest.

Under the Bonner RSU Agreement, “change in control,” “good reason,” and “cause,” all have the same definitions as described above.

The foregoing description is not intended to be a comprehensive summary of the employment agreements and is qualified in its entirety by reference to such agreements, which are on file with, or will subsequently be filed with, the SEC. The following table sets forth the payments and benefits that would be received by each NEO in the event a termination of employment or a change in control of the Company had occurred on December 31, 2019, over and above any payments or benefits such NEO otherwise would already have been entitled to or vested in on such date under any employment contract or other plan of the Company.

Table Illustrating Potential Payments upon Termination or Change in Control

The following table provides information regarding the payments and benefits to which our NEOs would be entitled in the event of termination of such NEO’s employment with the Company and under specified circumstances and in the event of a change in control of the Company. Except as otherwise noted, the amounts shown (i) are estimates only and (ii) assume that the applicable termination of employment was effective, or that the change in control occurred, as of December 31, 2019.

As described above under “Employment Agreements with Messrs. Easter and Bonner,” Mr. Easter entered into an amended and restated employment agreement, and the severance benefits he is now eligible to receive are described above, rather than being reflected in the table below. Additionally, as described above under “Separation Agreement with Mr. Daseke,” “Transition and Separation Agreement with Mr. Mahajan,” and “Separation Agreement with Mr. Wheeler,” respectively, each of Messrs. Daseke, Mahajan and Wheeler experienced a termination of employment in 2019 and the actual severance benefits they received are described in their respective sections, rather than being reflected in the table below. Lastly, the amounts reflected below for Ms. Moss are the actual amounts that she is expected to receive under the Moss Separation Agreement, as described above under “Transition and Separation Agreement with Ms. Moss.”

Name	Termination of employment by Company without Cause or by NEO for Good Reason ($)	Termination of employment due to disability or death ($)	Change in Control ($)
Chris Easter
Cash payments	1,300,000 (1)	175,000 (2)	—
Accelerated equity	229,091 (3)	—	229,091 (3)
COBRA premiums	—	—	—
Total	1,529,091	175,000	229,091

Angie Moss
Cash Payments	450,000 (4)	150,000 (2)	—
Accelerated Equity	—	—	—
COBRA Premiums	3,936 (5)	3,936 (5)	—
Total	453,936	153,936	—

Brian Bonner
Cash Payments	373,913 (6)	—	—
Accelerated Equity	1,616,574 (7)		1,616,574 (7)
COBRA Premiums	—		—
Total	1,990,487		1,616,574

(1)	Represents an amount equal to 24 months of base salary, which represents an entitlement under his employment agreement as of December 31, 2019, rather than amounts that he would be entitled to under his amended and restated employment agreement.

(2)	Represents an amount equal to 2019 target annual bonus. For Mr. Easter and Ms. Moss, represents an entitlement under their employment agreements as of December 31, 2019, rather than amounts that they would be entitled to under Mr. Easter’s amended and restated employment agreement and the Moss Separation Agreement, respectively.

(3)	Represents the value of accelerated vesting of 238,636 stock options, based on a $2.20 per share exercise price and the closing price of the Common Stock of $3.16 per share on December 31, 2019. Assumes such stock options are not assumed or replaced in connection with the change in control.

(4)	Represents an amount equal to 1.0 times the sum of base salary and 2019 target annual bonus, which is the amount Ms. Moss is expected to receive under the Moss Separation Agreement.

(5)	Represents 12 months of Company-subsidized COBRA premiums, which is substantially similar to the amount Ms. Moss is expected to receive under the Moss Separation Agreement.

(6)	Represents base salary of $600,000 minus $226,087 of base salary received in 2019.

(7)	Represents accelerated vested of 511,574 RSUs based on the closing price of the Common Stock of $3.16 per share on December 31, 2019. Assumes such RSUs are not assumed or replaced in connection with the change in control.

Compensation Committee Report

The Compensation Committee of the Board of Directors of Daseke, Inc. has reviewed and discussed with management the Compensation Discussion and Analysis and the executive compensation disclosures contained in this proxy statement for the Annual Meeting of Stockholders to be held on May 21, 2020.

Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis and the executive compensation disclosures be included in this proxy statement and that the information contained in this report be incorporated by reference into the Daseke, Inc. Annual Report on Form 10-K for the year ended December 31, 2019.

Submitted by:

Compensation Committee of the Board of Directors

Kimberly Warmbier
Kevin M. Charlton
Daniel J. Hennessy

DIRECTOR COMPENSATION

Leadership Transitions

On May 20, 2019, the size of the Board was increased from eight to eleven members, and the Board appointed Mses. Warmbier and Williams and Mr. Serianni as members of the Board, effective June 1, 2019, to strengthen the Board’s experience in areas critical to growing the Company, including execution of operational efficiency initiatives, finances for publicly traded companies and human resources.

Effective as of August 15, 2019, Mr. Bonner was appointed the Executive Chairman of the Board.

On September 4, 2019, Mr. Wheeler, whose position of President was eliminated on such date, resigned as a member of the Board. Messrs. Gafford and Sinclair also resigned from the Board effective September 5, 2019. Consistent with the Company’s decision to rightsize its corporate overhead and streamline its organization, effective September 9, 2019, the Board was reduced from eleven to eight members.

On February 7, 2020, the size of the Board was increased from eight to nine members, and the Board appointed Mr. Easter as a member of the Board, effective as of such date. Also on such date, Mr. Easter was appointed as the Company’s Chief Executive Officer.

Annual Cash Compensation

Our directors who also serve as employees of the Company do not receive additional compensation for their services as directors while serving as employees. Our non-employee directors receive an annual retainer in the amount of $75,000 (except for Mr. Shepko, whose annual retainer was increased to $125,000 on September 6, 2019 for his service as chair of the Board’s operating committee (the “Operating Committee”)) and, as applicable, an annual fee for serving as the chair of the Audit Committee in the amount of $15,000, as the chair of the Compensation Committee in the amount of $10,000 and as the chair of the Corporate Governance and Nominating Committee in the amount of $10,000. The annual retainer and committee fees are paid quarterly.

For 2020, we do not expect the annual cash compensation package for non-employee directors to change.

Equity Compensation

In addition to annual cash compensation described above, in 2019 our non-employee directors received an annual grant of 11,574 RSUs worth $50,000 as of the grant date (or, in the case of Mr. Serianni and Mmes. Warmbier and Williams, who joined the Board effective June 1, 2019, a prorated grant of 6,752 RSUs), which generally vest on June 1, 2020, the first anniversary of the grant date. For their significant service on the Operating Committee, Mr. Charlton received an additional grant of 50,000 RSUs, which vest on September 6, 2020, the first anniversary of the grant date, and Mr. Shepko received an additional grant of 114,286 RSUs, which vest on September 6, 2020, the first anniversary of the grant date.

The following table presents information regarding compensation earned by the non-employee directors for their Board service during the year ended December 31, 2019.

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	Total ($)
Don Daseke (4)	—	—	—	—
Brian Bonner (4)	—	—	—	—
Kevin M. Charlton	85,000	160,000	—	245,000
Ronald Gafford (5)	56,250	50,000	—	106,250
Daniel J. Hennessy	86,250	50,000	—	136,250
Charles F. Serianni (6)	43,750	29,167	—	43,750
Jonathan Shepko	125,000	301,429	—	426,429
Mark Sinclair (5)	67,500	50,000	—	117,500
Kimberly Warmbier (6)	46,250	29,167	—	46,250
Ena Williams (6)	43,750	29,167	—	43,750

(1)	Reflects annual retainer fees for non-employee directors of $75,000, and annual Board committee fees, with variations as follows: (a) for Mr. Charlton, fees in an aggregate amount of $10,000 for chairing the Compensation Committee until September 2019 and for chairing the Corporate Governance and Nominating Committee beginning in September 2019; (b) for Mr. Gafford, prorated fees due to his resignation from the Board in September 2019; (c) for Mr. Hennessy, an annual fee of $10,000 for chairing the Corporate Governance and Nominating Committee until September 2019 and a prorated annual fee of $1,250 for chairing the Audit Committee beginning in September 2019; (d) for Mr. Serianni, prorated fees due to his joining the Board in June 2019; (e) for Mr. Shepko, an annual retainer fee of $125,000 rather than $75,000 due to his service on the Operating Committee; (f) for Mr. Sinclair, prorated fees due to his resignation from the Board in September 2019, and a prorated annual fee for chairing the Audit Committee through his resignation in September 2019; (g) for Ms. Warmbier, prorated fees due to her joining the Board in June 2019, and a prorated annual fee for chairing the Compensation Committee beginning in September 2019; and (h) for Ms. Williams, prorated fees due to her joining the Board in June 2019.

(2)	Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of RSUs granted to non-employee directors in 2019. As of December 31, 2019, non-employee directors held outstanding RSUs in the following amounts: Mr. Charlton – 61,574; Mr. Hennessy – 11,574; Mr. Serianni – 6,752; Mr. Shepko – 125,860; Ms. Warmbier – 6,752; and Ms. Williams – 6,752.

(3)	Non-employee directors were not granted stock options in 2019. As of December 31, 2019, non-employee directors held outstanding stock options in the following amounts: Mr. Charlton – 25,000; Mr. Gafford – 10,000; Mr. Hennessy – 25,000; Mr. Serianni – 0; Mr. Shepko – 25,000; Mr. Sinclair – 10,000; Ms. Warmbier – 0; and Ms. Williams – 0.

(4)	Fees paid to Messrs. Daseke and Bonner for their service on the Board are reflected in the 2020 Summary Compensation Table above due to their also serving as NEOs in 2019.

(5)	Messrs. Gafford and Sinclair resigned from the Board effective September 5, 2019. As a result, the 11,574 RSUs granted to each of them in 2019, in each case having a grant date fair value of $50,000 as reflected in the table, were forfeited.

(6)	Mr. Serianni, Ms. Warmbier, and Ms. Williams joined the Board effective June 1, 2019.

In addition, our non-employee directors are reimbursed for all out-of-pocket expenses incurred in connection with attending Board or committee meetings. Each director is indemnified for his or her actions associated with being a director to the fullest extent permitted under Delaware law.

Process for Determining Non-Employee Director Compensation

The Compensation Committee conducts an annual review of director compensation and benefits, including cash, equity-based awards and other compensation. In determining non-employee director compensation, the Compensation Committee seeks advice from the independent compensation consultants who are retained by the Board to, among other functions, analyze compensation and develop initial recommendations as to the amount and form of compensation to be paid to the Company’s non-employee directors, including pay mix. In analyzing compensation, the Compensation Committee’s advisor, Aon plc, obtains market compensation information derived from the Company’s peer group as described above. Market data is obtained for each element of Board compensation. The Board then reviews this information with the compensation consultant, as well as any developing trends in director compensation and how the Board’s workload compares to that of the peer group directors, and establishes the go-forward Board compensation arrangements. In establishing the go-forward Board compensation arrangements, the Compensation Committee considers the competitiveness of each element of compensation, as well as the competitiveness of total compensation. The Compensation Committee recommended that the Board approve the 2019 compensation package, and the Board approved the compensation package for 2019.

PROPOSAL 1—ELECTION OF THREE CLASS II DIRECTORS

The Company’s Charter provides for a board of directors that is classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years.

The Board of Directors has nominated Messrs. Bonner, Serianni and Shepko for election at the Annual Meeting, as Class II directors, to hold office until the annual meeting of stockholders in 2023 (or until the 2021 Annual Meeting if Proposal 5 is approved and the Declassification Amendment is filed and becomes effective as described in this proxy statement) and until their successors are elected and qualified or their earlier death, resignation or removal. Unless you indicate otherwise, shares represented by executed proxies will be voted “FOR” the election as directors of each nominee unless any such nominee shall become unable to serve or for good cause decides he will not serve, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. Messrs. Bonner, Serianni and Shepko each indicated to the Company that they will agree to serve if elected and have consented to be named in this proxy statement, and we have no reason to believe that any of them will be unable to serve or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class II directors, please see the section entitled “Corporate Governance—The Board of Directors and Executive Officers—Class II Directors: Nominees for Election at the 2020 Annual Meeting.”

Required Vote

The three nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

The Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the above-mentioned nominees.

PROPOSAL 2—RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2020, our Audit Committee intends to reconsider the selection of Grant Thornton as our independent registered public accounting firm going forward. A representative of Grant Thornton is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he/she desires to do so and will be available to answer appropriate questions from stockholders.

Principal Accounting Fees and Services

The following is a summary of fees paid to Grant Thornton for audit, audit related and tax fees for the years ended December 31, 2018 and December 31, 2019.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services provided in connection with regulatory filings and includes interim procedures, quarterly reviews and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for tax return preparation and tax planning and advice.

	2018 Fees	2019 Fees
Audit Services	$2,216,778	$2,232,203
Audit-Related Services (1)	42,100	47,700
Tax Services	767,374	498,697
All Other Services	—	—
Total	$3,026,252	$2,778,600

(1)	Audit-related services are comprised of an audit of a benefit plan in 2018 and in 2019.

The Audit Committee determined that the services provided by Grant Thornton were compatible with Grant Thornton’s independence as the independent registered public accounting firm during 2018 and 2019.

Pre-Approval Policy

Since the formation of the Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Required Vote

The ratification of the appointment of Grant Thornton requires the affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

Recommendation

The Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Grant Thornton as our independent registered public accounting firm.

PROPOSAL 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking stockholders to approve, on an advisory basis, the compensation of our NEOs as disclosed in “Compensation Discussion and Analysis” and the related executive compensation tables. The Board recognizes that executive compensation is an important matter for stockholders. We believe that our executive compensation program is effective and aligned with the long-term interests of our stockholders, and that the total compensation packages provided to our NEOs are reasonable in the aggregate. As you consider this proposal, we urge you to read “Compensation Discussion and Analysis” and the related executive compensation tables and disclosures, including those regarding the responsibilities and duties of the Compensation Committee. Unless the Board modifies its policy on the frequency of holding “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will occur in 2021.

Required Vote

Approval of “say-on-pay” requires the affirmative vote of the majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal. Although this advisory vote to approve our executive compensation is non-binding, the Compensation Committee will carefully assess the voting results.

Recommendation

The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the executive compensation of the NEOs.

PROPOSAL 4—APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE

DASEKE, INC. 2017 OMNIBUS INCENTIVE PLAN

Overview

We are asking our stockholders to approve an amendment and restatement (the “Restatement”) of the Daseke, Inc. 2017 Omnibus Incentive Plan (as amended from time to time, the “Incentive Plan”), which Restatement would (subject to the approval of our stockholders):

•	increase the number of shares that may be granted as awards under the Incentive Plan by 6,800,000, in order to enable us to continue to offer eligible employees, directors and consultants cash- and stock-based incentive awards under the plan, which we believe will enable us to attract, retain and reward these individuals and strengthen the mutuality of interests between them and our stockholders;

•	extend the scheduled expiration date of the Incentive Plan from February 27, 2027 to May 21, 2030;

•	expand the list of performance criteria under the Incentive Plan upon which performance awards under the plan may be based, in order to give the Compensation Committee increased flexibility under the plan to design awards that are intended to be in the best long-term interests of the Company and our stockholders;

•	remove references in the Incentive Plan to Section 162(m) of the Code that are no longer applicable in light of changes to Section 162(m) under the Tax Cuts and Jobs Act of 2017, provided that the removal of such references is not intended to remove plan provisions that represent good governance practices (for example, we did not remove individual award limits under the Incentive Plan); and

•	make other updates to the Incentive Plan as described further below and in the draft of the plan attached to this proxy statement as Appendix A.

Background

As of March 31, 2020, only 742,222 shares remained available for future grants under the Incentive Plan. The Compensation Committee and the Board of Directors believe that the proposed share increase contemplated by the Restatement is necessary to help ensure that the Company has a sufficient reserve of shares available to attract and retain the services of key individuals important to the Company’s long-term growth and success.

On April 10, 2020, the Compensation Committee recommended that the Board of Directors approve and adopt the amended and restated Incentive Plan, and the Board adopted the amended and restated Incentive Plan on April 10, 2020, subject to stockholder approval. Currently, the Incentive Plan provides that the maximum number of shares available for issuance pursuant to awards issued thereunder is 4,500,000 shares of Common Stock, of which, after giving effect to shares previously issued pursuant to awards under the plan and shares subject to outstanding awards under the plan, only 742,222 remained available as of March 31, 2020. If the stockholders do not approve the Restatement, the amended and restated Incentive Plan will not become effective, the Incentive Plan will continue in effect (without giving effect to the Restatement), and we will be subject to the current share limit set forth in the Incentive Plan, reduced by shares previously issued pursuant to awards under the plan, as well as shares subject to outstanding awards. Because certain of our directors and executive officers may be eligible to receive awards under the Incentive Plan, such directors and executive officers may be considered to have an interest in this proposal, but no such awards are determinable at this time.

Alignment of the Incentive Plan with the Interests of the Company and Stockholders

The Board of Directors believes that using long-term incentive compensation, including equity-based compensation, to retain and motivate our key employees is important to the achievement of our long-term goals and it considered the following factors, among other things, when adopting the Restatement:

•	the need for shares for issuance to support our long-term incentive program;

•	the desire to have flexibility to grant a variety of incentive awards; and

•	our belief that the Restatement will serve an important role in attracting, retaining and motivating qualified employees, officers, directors and other service providers deemed important to our success, and in motivating these individuals to enhance our growth and profitability.

Summary of the Incentive Plan

The following is a summary of certain features of the Incentive Plan, after giving effect to the Restatement. A copy of the amended and restated Incentive Plan is attached to this proxy statement as Appendix A, and the discussion in this proposal is qualified in its entirety by the full text of the plans as set forth as Appendix A.

Purpose

The Incentive Plan is designed to promote the interests of the Company and its stockholders by: (a) attracting and retaining qualified employees and directors of, and certain consultants to, the Company and its affiliates; (b) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (c) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration

The Incentive Plan is administered by a committee of the Board of Directors designated by the Board of Directors to administer the Incentive Plan (the “Plan Committee”), which has the authority to designate participants, grant awards, determine the number of shares of Common Stock to be covered by awards, determine the terms and conditions of any awards, construe and interpret the Incentive Plan and related award agreements, accelerate the vesting of any outstanding awards and make other decisions and determinations for the administration of the Incentive Plan. To the extent permitted by applicable law, the Plan Committee is generally permitted to delegate its authority under the Incentive Plan to a subcommittee thereof. The Compensation Committee served as the Plan Committee in 2019 and currently serves as the Plan Committee.

Shares Available for Issuance under the Incentive Plan and Limits on Awards

If the Restatement is approved by our stockholders, an additional 6,800,000 shares of Common Stock will be available for issuance pursuant to awards under the Incentive Plan, which will be added to shares that remained available for issuance under the Incentive Plan immediately before the Restatement (742,222 as of March 31, 2020), which in each case will be subject to adjustment in accordance with the Incentive Plan. No more than 6.8 million shares of Common Stock in the aggregate may be issued pursuant to incentive stock options (which generally are designated stock options that meet the requirements of Section 422 of the Code) (“ISOs”). The maximum number of shares with respect to which awards (including options and stock appreciation rights (“SARs”)) may be granted to any single participant in any fiscal year is 2,000,000 shares. The maximum number of shares with respect to awards may be granted to a non-employee director during any calendar year is 350,000; provided, however, that the number of shares granted during a single fiscal year of the Company to any non-employee member of the Board of Directors, taken together with any cash fees paid to such director during such fiscal year, may not, in each case, exceed $500,000 in total value (calculating the value of any such shares based on the grant date fair value of such shares for financial reporting purposes and excluding, for this purpose, the value of any dividend or dividend equivalent payments paid pursuant to any shares granted in a previous fiscal year). On the Record Date, the closing sales price per share of the Common Stock as reported on NASDAQ was $1.90.

Common Stock subject to an award that expires or is canceled, forfeited or settled in cash will again be available for delivery in connection with awards under the Incentive Plan. Shares subject to an award will not be again available for issuance under the Incentive Plan if such shares are: tendered or withheld in payment of any exercise or purchase price of an award or taxes relating to an award; subject to an option or SAR and not issued or delivered upon the net settlement or exercise of such option or SAR; or repurchased on the open market with the proceeds of an option’s exercise price.

No award under the Incentive Plan will vest earlier than the one-year anniversary of the grant date of such award, subject to the other provisions of the Incentive Plan, including the Plan Committee’s ability to allow for accelerated vesting in connection with a termination of employment or a change in control. Notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the total number of shares authorized to be issued under the Incentive Plan and awards granted to non-employee members of the Board of Directors or members of the board of directors of one of our affiliates may be granted to eligible persons under the Incentive Plan without regard to such one-year minimum vesting requirement.

Awards and the shares of Common Stock authorized under the Incentive Plan, as well as any individual share limits, are subject to adjustment as described in this proposal below under “Equity Restructuring.”

Eligibility

Employees, consultants and directors of us and our affiliates may receive awards under the Incentive Plan. As of the Record Date, three executive officers and six non-employee members of the Board of Directors were eligible to participate in the Incentive Plan, as well as all of our other employees and consultants, in each case if selected by the Plan Committee.

Grants of Awards

Pursuant to the Incentive Plan, the Plan Committee may grant awards of stock options, SARs, restricted stock, RSUs, other stock-based awards and cash- and stock-based performance awards.

Stock Options. The Incentive Plan allows the grant of ISOs and options that do not qualify as ISOs, except that ISOs may only be granted to persons who are our employees or employees of one of our subsidiaries, in accordance with Section 422 of the Code. Except as provided below, the exercise price of a stock option cannot be less than 100% of the fair market value of a share of Common Stock on the date on which the option is granted and the option must not be exercisable more than 10 years from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the exercise price of the ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must not be exercisable more than five years from the date of grant.

Stock Appreciation Rights. SARs may be granted in connection with, or independent of, a stock option. An SAR is the right to receive an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price of the SAR. SARs will be exercisable on such terms as the Plan Committee determines. The term of an SAR will be for a period determined by the Plan Committee but will not exceed 10 years. SARs may be paid in cash, Common Stock or a combination of cash and Common Stock, as determined by the Plan Committee in the relevant award agreement.

Restricted Stock. Restricted stock is a grant of shares of Common Stock subject to a risk of forfeiture, restrictions on transferability and any other restrictions determined by the Plan Committee. Unless otherwise determined by the Plan Committee, restricted stock will be forfeited and reacquired by us upon termination of a participant’s employment or service relationship. Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, may be subject to the same restrictions and risk of forfeiture as the restricted stock with respect to which the distribution was made.

Restricted Stock Units. RSUs are rights to receive cash, Common Stock or a combination of cash and Common Stock at the end of a specified period. RSUs may be subject to restrictions, including a risk of forfeiture, as determined by the Plan Committee. Unless otherwise determined by the Plan Committee, RSUs will be forfeited upon the termination of a participant’s employment or service relationship. The Plan Committee may, in its sole discretion, grant dividends or dividend equivalents with respect to RSUs.

Performance Awards. A performance award represents the right to receive certain amounts, in either cash or shares, based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable award agreement. The Plan Committee will be responsible for setting the applicable performance period, the performance goals and such other conditions that apply to each performance award.

The Plan Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions. Business criteria include, but are not limited to, any of the following: (i) return on net assets; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) net, gross, or operating income (before or after taxes); (v) return on equity or stockholders’ equity; (vi) return on assets; (vii) return on capital or invested capital; (viii) revenue, net revenue, gross revenue, or product revenue; (ix) profit margin; (x) earnings per share, cash earnings per share, diluted earnings per share, annual cash adjusted earnings per share growth; (xi) net earnings; (xii) operating earnings; (xiii) free cash flow; (xiv) attainment of strategic goals relating to mergers and acquisitions; (xv) appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; (xvi) sales or market share; (xvii) gross profits; (xviii) earnings before interest and taxes; (xix) earnings or adjusted earnings before interest, taxes, depreciation and amortization; (xx) operating expenses or reduction in operating expenses; (xxi) capital expenses; (xxii) enterprise value; (xxiii) equity market capitalization; (xxiv) economic value-added models and comparisons with various stock market indices; (xxv) operating ratio; (xxvi) employee turnover; (xxvii) Compliance, Safety, and Accountability (CSA) scores; (xxviii) reductions in costs; (xxix) gross profit return on investment; (xxx) gross margin return on investment; (xxxi) gross margin; (xxxii) operating margin; (xxxiii) working capital; (xxxiv) net recurring revenues; (xxxv) revenue growth; (xxxvi) annual recurring revenues; (xxxvii) recurring revenues; (xxxviii) license revenues; (xxxix) total stockholder return or total stockholder return positioning within a comparator group; (xl) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and other offsets and adjustments; (xli) growth in the value of an investment in shares assuming the reinvestment of dividends; (xlii) adjusted net income or income per share or adjusted cash net income per share; (xliii) volume, volume growth or in-year volume; (xliv) merchant or distribution partner account production; (xlv) new merchant locations or new merchant locations using a particular product; (xlvi) calculated attrition; (xlvii) goals based on product performance; (xlviii) environment, social and corporate governance (ESG) goals; (xlix) fair market value or annual share price growth; or (l) individual participant goals.

The Plan Committee is authorized, in its sole discretion, to adjust or modify the calculation of a performance goal for a performance period in order to prevent the dilution or enlargement of the rights of participants, (a) in the event of, or in anticipation of, any unusual, infrequently occurring or extraordinary corporate item, transaction, event or development affecting the Company, or (b) in recognition of, or in anticipation of, any other unusual, infrequently occurring or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

Other Stock-Based Awards. The Plan Committee will have authority to grant to participants other stock-based awards, which will consist of any right which is (i) not a stock option, SAR, restricted stock, RSU or performance award and (ii) an award of shares of Common Stock or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares), as deemed by the Plan Committee to be consistent with the purposes of the Incentive Plan; provided, that any such rights must comply, to the extent deemed desirable by the Plan Committee, with Rule 16b-3 under the Exchange Act and applicable law. Subject to the terms of the Incentive Plan and any applicable award agreement, the Plan Committee will determine the terms and conditions of any such other stock-based award, including, but not limited to, the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the Incentive Plan.

Award Agreements

Each award under the Incentive Plan will be evidenced by an award agreement, which will specify the terms and conditions of such award and any rules applicable thereto.

Equity Restructuring

In the event that the Plan Committee determines in its sole discretion that an equity restructuring or certain other corporate transactions or events affects the shares of Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, the Plan Committee may, or if required by applicable accounting rules will, equitably adjust any or all of the number of shares of Common Stock which may be granted pursuant to awards, the number of shares of Common Stock covered by outstanding awards under the Incentive Plan, and the grant or exercise price with respect to any award (or provide cash payments to holders of cancelled awards as deemed appropriate by the Plan Committee).

Change in Control

The Incentive Plan does not provide for automatic vesting of awards upon a “change in control” (as defined in the Incentive Plan). Under the Incentive Plan, vesting of an award generally occurs only if a change in control is combined with another event—either (i) the award is not continued or replaced or (ii) the award is continued and replaced and an involuntary termination occurs within two years after the change in control. This is sometimes referred to as “double-trigger” vesting.

Unless otherwise determined by the Plan Committee or set forth in an applicable award agreement, or as provided in an individual severance or employment agreement to which a participant of the Incentive Plan is a party, upon a “change in control” (as defined in the Incentive Plan), each then-outstanding option and SAR will become fully vested and exercisable, and the restrictions applicable to each outstanding restricted stock award, RSU, performance award or other stock-based award will lapse, and each such award will be fully vested, except to the extent that a “replacement award” (as defined in the Incentive Plan) is provided to the participant holding such award. Any applicable performance goals deemed to have been achieved will be deemed to have been earned as of the date of the change in control based on the greater of (i) the actual level of achievement of all relevant performance criteria against the applicable “target” level(s) measured as of the date of such change in control, and (ii) the deemed achievement of all relevant performance criteria at the applicable “target” level(s) measured as of the date of the change in control, with a pro rata payout based on the number of days within the applicable performance period that has elapsed before the change in control, as determined by the Plan Committee, and, in each such case, all other applicable vesting criteria and other terms and conditions of the award will be deemed to have been satisfied.

The Plan Committee may, in its sole discretion, effect the redemption and subsequent cancellation of outstanding awards of the participant, each in accordance with the provisions of the Incentive Plan. Upon the termination of a participant holding replacement awards within the period of two years immediately following a change in control, and except for a termination for cause (as defined in the Incentive Plan) or due to such participant’s death, disability or voluntary resignation, (i) all replacement awards held by the participant will become fully vested and exercisable and (ii) all options and SARs held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control and all stock options and SARs that constitute replacement awards will remain exercisable for a period of 90 days following such involuntary termination or until the expiration of the term of such stock option or SAR, if shorter.

Non-Transferability of Awards

Except as otherwise provided by the Plan Committee, awards are generally non-transferable other than by will or the laws of descent and distribution.

Term, Termination and Amendment

The Board of Directors may amend or terminate the Incentive Plan at any time except that no amendment may, without stockholder approval, violate the law or the rules of the national securities exchange on which the shares of Common Stock are principally listed, materially increase the benefits accruing to participants under the Incentive Plan or materially increase the number of securities which may be issued under the Incentive Plan. The Board of Directors or the Plan Committee may generally amend the terms of any outstanding award under the Incentive Plan at any time. However, no action may be taken by the Board of Directors or the Plan Committee under the Incentive Plan that would materially impair the rights of a participant under a previously granted award without the participant’s consent. Unless sooner terminated, the Incentive Plan will automatically expire on the 10th anniversary of its effective date.

Material U.S. Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences of the Incentive Plan generally applicable to the Company and to participants in the Incentive Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant's gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and ISOs, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock-Based Awards. The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Section 409A. We intend that awards granted under the Incentive Plan will comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Incentive Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.

New Plan Benefits

Amended and Restated Daseke, Inc. 2017 Omnibus Incentive Plan*
Name and Position	Dollar Value ($)	Number of Units
Chris Easter - Chief Executive Officer	NA	1,407,600 (1)
Jason Bates - Chief Financial Officer	NA	NA
Don R. Daseke - Former Chief Executive Officer	NA	NA
Bharat Mahajan - Former Chief Financial Officer	NA	NA
R. Scott Wheeler - Former President	NA	NA
Angie Moss - Senior Vice President and Chief Accounting Officer	NA	NA
Brian Bonner - Executive Chairman of the Board	NA	NA
Executive Group	NA	NA
Non-Executive Director Group	NA	NA
Non-Executive Officer Employee Group	NA	NA

(1)	Reflects 652,200 stock options under the Easter 2020 Target Award and 755,400 performance-based restricted stock units under the Easter Turn-Around Award, for which settlement in shares of Company stock is contingent on shareholder approval of this Proposal 4—Approval of an Amendment and Restatement of the Daseke, Inc. 2017 Omnibus Incentive Plan.

*	With the exception of Mr. Easter, because awards to be granted in the future under the Incentive Plan are at the discretion of the Board and the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the Incentive Plan by eligible participants, including the executive group, non-executive director group, and non-executive officer employee group.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	3,489,806	$8.39	689,108
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	3,489,806	$8.39	689,108

(1)	On February 27, 2017, the Company and Hennessy’s common stockholders approved the Incentive Plan, whereby the Company may grant awards of stock options, stock appreciation rights, restricted stock, RSUs, other stock-based awards and performance awards. Under the Incentive Plan, the Company is authorized to issue up to 4.5 million shares of Common Stock.

(2)	The weighted average exercise price does not take into account shares issuable upon vesting of outstanding RSUs.

Required Vote

The approval of the Restatement requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

Recommendation

The Board of Directors recommends a vote “FOR” the Restatement of the Incentive Plan.

PROPOSAL 5—APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE CHARTER TO DECLASSIFY THE BOARD OF DIRECTORS

We are asking our stockholders to approve the adoption of an amendment to the Charter to declassify the Board of Directors, such that every director elected at and after the 2021 Annual Meeting would be elected for a one-year term. If this proposal is approved by the stockholders, the Declassification Amendment will be filed with the Secretary of State of the State of Delaware and become effective as soon as practicable following the Annual Meeting. Following the effectiveness of the declassification, the Board of Directors shall no longer be classified and any director elected prior to the 2021 Annual Meeting for a term extending beyond the 2021 Annual Meeting shall, notwithstanding such term, hold office only until the 2021 Annual Meeting and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Background

This proposal is a result of the Board’s ongoing review of the Company’s corporate governance policies. With new leadership in place, a smaller and more agile board of directors and three new independent directors appointed to the Board in the last year, the Board has unanimously determined that it is in the best interests of the Company and its stockholders to further adopt best-in-class corporate governance practices and amend the Charter to eliminate the Company’s classified board structure and provide for the annual election of directors. The Board believes that the Company is making significant progress on its transformation plan as shown by the various actions taken over the past year to enhance its corporate governance practices and that approval of an accelerated declassification of the Board will further enhance stockholder input, feedback and engagement through the annual meeting process. The Board has unanimously approved a declassification of the Board, but the Board cannot unilaterally adopt this accelerated declassification proposal because declassification requires the adoption of an amendment to the Charter, which requires a stockholder vote under Delaware law.

Proposed Amendment

The Board of Directors currently consists of nine directors divided into three classes (Class I, Class II and Class III), and directors in each class are elected to serve three-year staggered terms that expire in successive years. The Board has approved and declared advisable an amendment to the Charter to declassify the Board. If this proposal is approved, commencing with the election of directors at the 2021 Annual Meeting, all directors shall be elected annually for terms of one year, and each director elected at or after the 2021 Annual Meeting shall hold office until the next succeeding annual meeting of stockholders and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

In addition, if this proposal is approved, each director elected prior to the 2021 Annual Meeting for a term extending beyond the 2021 Annual Meeting shall, notwithstanding such term, hold office only until the 2021 Annual Meeting and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. Each director who may have a term that extends beyond the 2021 Annual Meeting (including the directors up for election at this Annual Meeting) have agreed that if this proposal is approved such director shall tender his or her resignation as a director to be effective upon the 2021 Annual Meeting. If this proposal is approved, all directors of the Company shall be elected for one-year terms at the 2021 Annual Meeting.

The text of the Declassification Amendment is attached hereto as Appendix B, with additions marked with bold, underlined text and deletions indicated by strike-out text. If approved at the Annual Meeting, we will file a Certificate of Amendment to the Charter setting forth the Declassification Amendment with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting.

Required Vote

Approval of the adoption of an amendment to the Charter to declassify the Board requires the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Recommendation

The Board of Directors recommends a vote “FOR” the approval of the adoption of an amendment to the Charter to declassify the Board of Directors.

PROPOSAL 6—STOCKHOLDER PROPOSAL SEEKING TO
CAUSE THE REPEAL OF THE CLASSIFICATION OF THE BOARD OF DIRECTORS

The Company has received notice that a stockholder intends to present the following proposal for consideration at the Annual Meeting. This proposal will be voted on if it is properly presented at the Annual Meeting. The Company will provide the name, address and number of shares of Common Stock held by the proponent of the following proposal promptly upon written or oral request by any stockholder.

PROPOSAL TO REPEAL CLASSIFIED BOARD

RESOLVED, that the stockholders of Daseke, Inc. urge the Board of Directors to take all necessary steps (other than any steps that must be taken by stockholders) to eliminate the classification of the Board of Directors and to require that all directors elected at or after the annual meeting held in 2020 be elected on an annual basis as one class. Implementation of this proposal should provide that the entire Board of Directors be elected at the 2021 shareholders meeting of Daseke, Inc.

SUPPORTING STATEMENT

The stockholder who submitted the proposal included the following supporting statement, which we have included in this proxy statement for your information:

This resolution was submitted by Lyons Capital, LLC, a significant stockholder of Daseke, Inc., the beneficial owner of 3,250,000 common shares.

The resolution urges the Board of Directors to facilitate a declassification of the Board. Under a classified Board, directors are divided into three classes, each serving a three-year term, under this structure, stockholders can only vote on one-third of the board at any given time.

Institutional Shareholder Services has argued for over a decade that “the only real motive for board classification is to make it more difficult to change control of the board. A classified board can (1) delay a takeover desired by shareholders but opposed by management, and (2) prevent bidders from even approaching a target company if they do not want to wait more than a year to gain majority control. Shareholders lose in both cases, and management has less incentive to keep shares fully valued if the directors' board seats are secure.” They continue to advise voting AGAINST proposals to classify the board and FOR proposals to repeal classified boards and to elect directors annually, such as this one, in their 2020 Proxy Voting Guidelines.

Classification enables boards to insulate themselves from the consequences of poor performance and limits their accountability to stockholders. Having directors stand for elections annually makes directors more accountable to stockholders, and could thereby contribute to improving performance and increasing stockholder value.

Lyons Capital, LLC, is asking that the Board be declassified so that stockholders may hold the board accountable through annual elections, which will lead to the realization of more stockholder value through improved corporate governance and increased incentives for Board performance.

While there are arguments both for and against classified boards, ultimately Lyons Capital, LLC believes that classified boards insulate boards and management from the consequences of poor performance by protecting them from the will of the Company’s owners, the stockholders, and results in lower stockholder value.

Please vote FOR this proposal to make directors more accountable to stockholders through annual elections.

Required Vote

Approval of the stockholder proposal seeking to cause the repeal of the classification of the Board of Directors requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

If approved, the stockholder proposal would not automatically eliminate the Company’s classified board structure. In order to eliminate the classified board, an amendment to the Charter would be required. A vote in favor of the stockholder proposal would constitute a stockholder recommendation that the Board initiate the amendment process.

Please note that the Board has already declared a declassification of the Board (which would cause all directors to be up for election at the 2021 Annual Meeting) advisable and has submitted an amendment to the Charter for your approval under Proposal 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of March 25, 2020 based on information filed with the SEC or obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our NEOs and directors (including our nominees) that beneficially owns shares of Common Stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock (2)
Don R. Daseke (3)(4)	18,101,769	28.0
Brian Bonner	61,625	*
Kevin M. Charlton (4)(5)	258,535	*
Christopher Easter (4)	90,000	*
Daniel J. Hennessy (5)	833,750	1.3
Chuck F. Serianni	10,000	*
Jonathan Shepko (4)	30,526	*
Kimberly Warmbier	—	*
Ena Williams	22,000	*
Angie Moss (4)	68,366	*
R. Scott Wheeler	226,825	*
Bharat Mahajan	16,033	*
All directors and executive officers as a group (12 individuals) (3)(4)(5)	19,486,511	30.2
Osterweis Capital Management, Inc. (6)	4,347,850	6.7
BlackRock, Inc. (7)	3,512,057	5.4
Lyons Capital, LLC (8)	3,250,000	5.0

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 15455 Dallas Parkway, Suite 550, Addison, Texas 75001.

(2)	Calculations based on 64,598,025 shares of Common Stock of the registrant outstanding at March 25, 2020.

(3)	The shares reported in the above table also include shares held of record by Barbara Daseke, his spouse, by The Walden Group, Inc., an entity of which Mr. Daseke is the President and majority stockholder, and by Walden Management Co. Pension, an entity of which Mr. Daseke is the sole trustee. Mr. Daseke disclaims beneficial ownership of the shares held of record by Ms. Daseke, The Walden Group, Inc. and Walden Management Co. Pension. Mr. Daseke has sole voting and sole dispositive power over 1,708,206 shares of Common Stock and shared voting and shared dispositive power over 16,371,563 shares of Common Stock. Ms. Daseke holds 34,249 shares of Common Stock, The Walden Group, Inc. holds 16,337,314 shares of Common Stock, and Walden Management Co. Pension holds 76,000 shares of Common Stock.

(4)	Includes shares of Common Stock issuable upon exercise of stock options held by the following people in the following amounts: (a) 99,940 vested options held by Mr. Daseke; (b) 15,000 vested options held by Mr. Shepko; (c) 15,000 vested options held by Mr. Charlton; (d) 70,000 vested options held by Mr. Easter; (e) 36,000 vested options held by Ms. Moss; (f) 60,000 vested options held by Mr. Wheeler; and (g) 10,000 vested options held by Mr. Roy.

(5)	Includes shares of Common Stock issuable upon exercise of warrants held by the following people in the following amounts: (a) 375,000 Warrants exercisable for 187,500 shares of Common Stock for Mr. Hennessy; and (b) 198,918 warrants exercisable for 99,459 shares of Common Stock for Mr. Charlton.

(6)	Comprised of approximately 4,347,850 shares of Common Stock issuable upon conversion of 500,000 shares of Series A Convertible Preferred Stock, convertible at the rate of 8.6957 shares of Common Stock per 1 share of Series A Convertible Preferred Stock. Information is based on a Schedule 13G/A filed with the SEC on February 14, 2020 by (a) Osterweis Capital Management, Inc., (b) Osterweis Capital Management, LLC, (c) John S. Osterweis, and (d) Carl P. Kaufman, all of which, except for Osterweis Capital Management, Inc., have sole voting and sole dispositive power. Business Address: One Maritime Plaza, Suite 800, San Francisco, CA 94111.

(7)	Comprised of approximately 3,512,057 shares of Common Stock. Information is based on a Schedule 13G/A filed with the SEC on February 7, 2020 by BlackRock, Inc. Business Address: 55 East 52nd Street New York, NY 10055.

(8)	Comprised of approximately 3,250,000 shares of Common Stock. Information is based on a Schedule 13G/A filed with the SEC on February 27, 2019 by (a) Lyons Capital, LLC, (b) The Lyons Community Property Trust, dated June 15, 1979, and (c) Phillip N. Lyons, all of which have shared voting and shared dispositive power over such shares of Common Stock. Business Address of Lyons Capital, LLC and The Lyons Community Property Trust: 5000 Birch Street, Suite 5500, Newport Beach, CA 92660. Business Address of Phillip N. Lyons 36 Harbor Island, Newport Beach, CA 92660.

OTHER MATTERS

As of the date of this proxy statement, neither the Board of Directors nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of 2020 Annual Meeting of Stockholders and this proxy statement. If any other business should properly come before the Annual Meeting, or any adjournments or postponements thereof, the persons named in the proxy will vote on such matters according to their best judgment to the extent authorized by Rule 14a-4(c) under the Exchange Act.

Submission of Stockholder Proposals for the 2021 Annual Meeting

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2021 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Generally, such proposals are due 120 days before the anniversary of the date we release our proxy materials for the prior year, however, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. We currently expect to hold the 2021 Annual Meeting within 30 days of May 21, 2021. Therefore, we have determined that Rule 14a-8 stockholder proposals must be received by the Company at its offices at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001, no later than the close of business on January 4, 2021, unless otherwise announced by the Company prior to the 2021 Annual Meeting.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders. In the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting and (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Currently, we expect to hold the 2021 Annual Meeting within 30 days of May 21, 2021. Accordingly, for the 2021 Annual Meeting, assuming that we do not issue a public announcement changing the date of the meeting, notice of a nomination or proposal must be delivered to us no later than the close of business on February 20, 2021 (a Saturday, which means you must effectively submit such nomination by close of business on February 19, 2021) and no earlier than the close of business on January 21, 2021. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board of Directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures or the procedures set forth in the bylaws.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 15455 Dallas Parkway, Suite 550, Addison, Texas 75001, to inform us of his or her request; or

•	If a broker, bank, broker-dealer, custodian or other similar organization holds the shares, the stockholder should contact that representative directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through the Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of our annual report and the reports and other information filed with the SEC. In addition, we provide information regarding our corporate governance and financial and stock information on our corporate website at https://www.daseke.com/.

Any requests for copies of information, reports or other filings with the SEC should be directed to:

Soumit Roy, Chief Legal Officer, General Counsel and Corporate Secretary
Daseke, Inc.
15455 Dallas Parkway, Suite 550
Addison, Texas 75001

APPENDIX A

DASEKE, INC.
2017 OMNIBUS INCENTIVE PLAN

(As Amended and Restated on [    ], 2020)

Section 1.                      Purpose. The purpose of this Daseke, Inc. 2017 Omnibus Incentive Plan is to promote the interests of Daseke, Inc. and its stockholders by (a) attracting and retaining employees and directors of, and certain consultants to, the Company and its Affiliates; (b) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and/or (c) enabling such individuals to participate in the long-term growth and financial success of the Company. The Plan as set forth herein constitutes an amendment and restatement of the Daseke, Inc. 2017 Omnibus Incentive Plan as originally adopted by the Board and approved by the stockholders of the Company on February 27, 2017, and subsequently amended and restated on May 26, 2017, and amended on September 10, 2019 (the “Prior Plan”). The Plan shall supersede and replace in its entirety the Prior Plan, subject to approval of the Plan by the stockholders of the Company.

Section 2.                      Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean any entity (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company or (ii) in which the Company has a significant equity interest, in either case as determined by the Committee.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award made or granted from time to time hereunder.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company.

“Board” shall mean the Board of Directors of the Company.

“Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or an Affiliate. If the Participant is not a party to an employment, severance or similar agreement with the Company or an Affiliate in which such term is defined, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean (i) persistent neglect or negligence in the performance of the Participant’s duties; (ii) conviction (including pleas of guilty or no contest) for any act of fraud, misappropriation or embezzlement, or for any criminal offense related to the Company, any of its subsidiaries or the Participant’s service; (iii) any deliberate and material breach of fiduciary duty to the Company or its subsidiaries, or any other conduct that leads to the material damage or prejudice of the Company or any of its subsidiaries; or (iv) a material breach of a policy of the Company or its subsidiaries, such as the Company’s code of conduct. Notwithstanding any foregoing term or condition of this definition of Cause, with respect to any Participant who is a non-employee member of the Board or the board of directors of an Affiliate, “Cause” shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

“Change in Control” shall mean the occurrence of any of the following events:

(a)                  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of members of the Board (the “Voting Power”) at such time; provided that the following acquisitions shall not constitute a Change in Control: (i) any such acquisition directly from the Company; (ii) any such acquisition by the Company; (iii) any such acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; or (iv) any such acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (c) below; or

(b)                  individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)                  consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Voting Power immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership immediately prior to such Business Combination of the securities representing the Voting Power, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board providing for such Business Combination; or

(d)                  approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation that is subject to Section 409A of the Code, then, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in paragraph (a), (b), (c) or (d) above, with respect to such Award, shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5).

“Change in Control Price” shall mean the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever the Committee determines is applicable, as follows: (i) the price per share offered to holders of Shares in any merger or consolidation, (ii) the per share Fair Market Value of the Shares immediately before the Change in Control or other event without regard to assets sold in the Change in Control or other event and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per Share in a dissolution transaction, (iv) the price per share offered to holders of Shares in any tender offer or exchange offer whereby a Change in Control or other event takes place, or (v) if such Change in Control or other event occurs other than pursuant to a transaction described in the foregoing clauses (i), (ii), (iii) or (iv), the value per share of the Shares that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any transaction described in this paragraph or in Section 13 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is intended to be a “Non-Employee Director” (within the meaning of Rule 16b-3) to the extent Rule 16b-3 is applicable to the Company and the Plan.

“Company” shall mean Daseke, Inc. together with any successor thereto.

“Consultant” shall mean any person, but not including an employee or non-employee Director, who is engaged by the Company or any Affiliate of the Company to render services and is compensated for such services.

“Disability” shall mean a physical or mental disability or infirmity that prevents the performance by the Participant of his or her duties lasting (or likely to last, based on competent medical evidence presented to the Company) for a continuous period of six months or longer.

“Effective Date” shall have the definition as set forth in Section 18(a) of the Plan.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (ii) with respect to Shares, as of any date, either (a) the closing sale price (excluding any “after hours” trading) of the Shares on the date of grant or the date of calculation, as the case may be, on the stock exchange or over the counter market on which the Shares are principally trading on such date (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradable on a national securities exchange or other market system, or (b) the amount determined in good faith by the Committee as the fair market value of the Shares on such date.

“Incentive Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is designated as an “incentive stock option” and is intended to meet the requirements of Section 422 of the Code or any successor provision thereto. Incentive Stock Options may be granted only to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

“Involuntary Termination” shall mean termination by the Company of a Participant’s employment or service by the Company without Cause. For avoidance of doubt, an Involuntary Termination shall not include a termination of the Participant’s employment or service by the Company for Cause or due to the Participant’s death, Disability or voluntary resignation.

“Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (b) increase a Performance Compensation Award above the maximum amount payable under Section 4(a), Section 11(d)(ii) and/or Section 11(e) of the Plan.

“Non-Qualified Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option or does not meet the requirements of Section 422 of the Code or any successor provision thereto.

“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

“Other Stock-Based Award” shall mean any right granted under Section 10 of the Plan.

“Participant” shall mean any employee of, or Consultant to, the Company or its Affiliates, or non-employee director who is a member of the Board or the board of directors of an Affiliate, eligible for an Award under Section 5 of the Plan and selected by the Committee, or its designee, to receive an Award under the Plan.

“Performance Award” shall mean any right granted under Section 9 of the Plan.

“Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

“Performance Criteria” shall mean the measurable criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to certain performance-based Awards under the Plan, including, but not limited to, Performance Compensation Awards. Performance Criteria may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or its Affiliates. The Performance Criteria may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Committee may grant performance-based Awards subject to Performance Criteria that are either Performance Compensation Awards or are not Performance Compensation Awards. The Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards shall be based on one or more, or a combination of, the following: (i) return on net assets; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) net, gross, or operating income (before or after taxes); (v) return on equity or stockholders’ equity; (vi) return on assets; (vii) return on capital or invested capital; (viii) revenue, net revenue, gross revenue, or product revenue; (ix) profit margin; (x) earnings per Share, cash earnings per Share, diluted earnings per Share, annual cash adjusted earnings per Share growth; (xi) net earnings; (xii) operating earnings; (xiii) free cash flow; (xiv) attainment of strategic goals relating to mergers and acquisitions; (xv) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (xvi) sales or market share; (xvii) gross profits; (xviii) earnings before interest and taxes; (xix) earnings or adjusted earnings before interest, taxes, depreciation and amortization; (xx) operating expenses or reduction in operating expenses; (xxi) capital expenses; (xxii) enterprise value; (xxiii) equity market capitalization; (xxiv) economic value-added models and comparisons with various stock market indices; (xxv) operating ratio; (xxvi) employee turnover; (xxvii) Compliance, Safety, and Accountability (CSA) scores; (xxviii) reductions in costs; (xxix) gross profit return on investment; (xxx) gross margin return on investment; (xxxi) gross margin; (xxxii) operating margin; (xxxiii) working capital; (xxxiv) net recurring revenues; (xxxv) revenue growth; (xxxvi) annual recurring revenues; (xxxvii) recurring revenues; (xxxviii) license revenues; (xxxix) total stockholder return or total stockholder return positioning within a comparator group; (xl) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and other offsets and adjustments; (xli) growth in the value of an investment in Shares assuming the reinvestment of dividends; (xlii) adjusted net income or income per Share or adjusted cash net income per Share; (xliii) volume, volume growth or in-year volume; (xliv) merchant or distribution partner account production; (xlv) new merchant locations or new merchant locations using a particular product; (xlvi) calculated attrition; (xlvii) goals based on product performance; (xlviii) environment, social and corporate governance (ESG) goals; (xlix) Fair Market Value or annual Share price growth; or (l) individual Participant goals.

“Performance Formula” shall mean, for a Performance Period, one or more objective formulas applied against the relevant Performance Goal to determine, with regard to a performance-based Award (including, but not limited to, a Performance Compensation Award) of a particular Participant, whether all, some portion but less than all, or none of the performance-based Award has been earned for the Performance Period.

“Performance Goals” shall mean, for a Performance Period, one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual, infrequently occurring or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual, infrequently occurring or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

“Performance Period” shall mean the one or more periods of time of at least one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a performance-based Award, including, but not limited to, a Performance Compensation Award.

“Person” shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization, government or political subdivision.

“Plan” shall mean this Daseke, Inc. 2017 Omnibus Incentive Plan, as amended from time to time.

“Restricted Stock” shall mean any Share granted under Section 8 of the Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan.

“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto, and shall include the Staff thereof.

“Shares” shall mean the common stock of the Company, par value $0.0001 per share, or such other securities of the Company (i) into which such common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (ii) as may be determined by the Committee pursuant to Section 4(b) of the Plan.

“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.

“Substitute Awards” shall mean any Awards granted under Section 4(c) of the Plan.

Section 3.                      Administration.

(a)                  The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine in the terms and conditions of any Award whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee (in each case consistent with Section 409A of the Code); (vii) interpret, administer or reconcile any inconsistency, correct any defect, resolve ambiguities and/or supply any omission in the Plan, any Award Agreement, and any other instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration or operation of the Plan.

(b)                  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including, but not limited to, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

(c)                  The mere fact that a Committee member shall fail to qualify as a “Non-Employee Director” within the meaning of Rule 16b-3 shall not invalidate any Award otherwise validly made by the Committee under the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Awards made to non-employee directors under the Plan.

(d)                 No member of the Committee and no employee of the Company shall be liable for any determination, act or failure to act hereunder (except in circumstances involving his or her bad faith), or for any determination, act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any determination, act or failure to act with respect to their duties on behalf of the Plan (except in circumstances involving such person’s bad faith).

(e)                  The Committee may from time to time delegate all or any part of its authority under the Plan to a subcommittee thereof. To the extent of any such delegation, references in the Plan to the Committee will be deemed to be references to such subcommittee. In addition, subject to applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Affiliate whose employees have benefited from the Plan, as determined by the Committee.

Section 4.                      Shares Available for Awards.

(a)                  Shares Available.

(i)                 Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, the sum of, (A) the number of Shares remaining available for grant under the Prior Plan upon the Effective Date, plus 6,800,000 Shares, plus (B) any Shares that again become available for Awards under the Plan in accordance with Section 4(a)(ii). Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 6,800,000 Shares. Subject in each instance to adjustment as provided in Section 4(b), the maximum number of Shares with respect to which Awards (including Options and Stock Appreciation Rights) may be granted to any single Participant in any fiscal year shall be 2,000,000 Shares; the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as “Performance Compensation Awards” in respect of a single Performance Period shall be as set forth in Section 11(e); and the maximum number of Shares with respect to which Awards (including Options and Stock Appreciation Rights) may be granted to any single non-employee member of the Board in any fiscal year shall be 350,000 Shares; provided, however, that the number of Shares granted during a single fiscal year of the Company to any non-employee member of the Board, taken together with any cash fees paid to such non-employee member of the Board during such fiscal year, shall not, in each case, exceed $500,000 in total value (calculating the value of any such Shares based on the grant date fair value of such Shares for financial reporting purposes and excluding, for this purpose, the value of any dividend or dividend equivalent payments paid pursuant to any Shares granted in a previous fiscal year).

(ii)                Shares covered by an Award granted under the Plan shall not be counted unless and until they are actually issued and delivered to a Participant and, therefore, the total number of Shares available under the Plan as of a given date shall not be reduced by Shares relating to prior Awards that (in whole or in part) have expired or have been forfeited or cancelled, and upon payment in cash of the benefit provided by any Award, any Shares that were covered by such Award will be available for issue hereunder. Notwithstanding the foregoing, (i) the number of Shares tendered or withheld in payment of any exercise or purchase price of an Award or taxes relating to an Award, (ii) Shares that were subject to an Option or a Stock Appreciation Right but were not issued or delivered as a result of the net settlement or net exercise of such Option or Stock Appreciation Right and (iii) Shares repurchased on the open market with the proceeds of an Option’s exercise price, will not, in each case, be available for future Awards under the Plan.

(b)                  Adjustments. Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines in its sole discretion that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may equitably adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, which, in the case of Options and Stock Appreciation Rights shall equal the excess, if any, of the Fair Market Value of the Share subject to each such Option or Stock Appreciation Right over the per Share exercise price or grant price of such Option or Stock Appreciation Right; provided, that, for the avoidance of doubt, in the case of the occurrence of any of the foregoing events that is an “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standard Codification (ASC) Section 718, Compensation — Stock Compensation (FASB ASC 718)), the Committee shall make an equitable adjustment to outstanding stock-based Awards to reflect such event. The Committee will also make or provide for such adjustments in the numbers of Shares specified in Section 4(a)(i) and Section 11(e) of the Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 4(b); provided, however, that any such adjustment to the numbers specified in Section 4(a)(i) and Section 11(e) will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify.

(c)                  Substitute Awards.

(i)                  Awards may be granted under the Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in an acquisition or merger transaction with the Company or any subsidiary of the Company. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code.

(ii)                In the event that an entity acquired by the Company or any subsidiary of the Company or with which the Company or any subsidiary of the Company merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for Awards made after such acquisition or merger under the Plan; provided, however, that Awards using such available shares may not be made after the date awards or grants could not have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any subsidiary of the Company prior to such acquisition or merger. The Awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of the Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(iii)              Any Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Section 4(c)(i) or Section 4(c)(ii) of the Plan will not reduce the Shares available for issuance or transfer under the Plan or otherwise count against the limits described in Section 4(a)(i) of the Plan. In addition, no Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Section 4(c)(i) or Section 4(c)(ii) of the Plan will be added to the aggregate limit described in Section 4(a)(i) of the Plan.

(d)                  Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(e)                  Minimum Vesting Requirement. No Award will vest earlier than the one (1) year anniversary of the Grant Date of such Award, subject to the other provisions of the Plan, including the Committee’s ability to allow for accelerated vesting in connection with a termination of employment or a Change in Control. Notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to five percent (5%) of the total number of Shares authorized to be issued under the Plan and Awards granted to non-employee Board members or members of the board of directors of an Affiliate may be granted to eligible persons under the Plan without regard to such one (1) year minimum vesting requirement.

Section 5.                     Eligibility. Any employee of, or Consultant to, the Company or any of its Affiliates (including, but not limited to, any prospective employee), or non-employee director who is a member of the Board or the board of directors of an Affiliate, shall be eligible to be selected as a Participant.

Section 6.                     Stock Options.

(a)                  Grant. Subject to the terms of the Plan, the Committee shall have sole authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price thereof and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options (except that no Incentive Stock Options shall be granted to any individual who is a resident of Canada), or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such Awards shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options. No Option shall be exercisable more than ten years from the date of grant.

(b)                 Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement and which exercise price (except with respect to Substitute Awards) shall not be less than the Fair Market Value per Share on the date of grant.

(c)                 Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(d)                  Payment.

(i)                  No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made (A) in cash, or its equivalent, or (B) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by such Participant for at least six months), provided that this clause (B) shall be inapplicable to any Option granted to an individual who is a resident of Canada, or (C) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or (D) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, the Company’s withholding of Shares otherwise issuable upon exercise of an Option pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Shares so withheld will not be treated as issued and acquired by the Company upon such exercise), or (E) by a combination of the foregoing, or (F) by such other methods as may be approved by the Committee, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company or withheld as of the date of such tender or withholding is at least equal to such aggregate exercise price.

(ii)                Wherever in the Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

Section 7.                      Stock Appreciation Rights.

(a)                  Grant. Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time. No Stock Appreciation Right shall be exercisable more than ten years from the date of grant.

(b)                  Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of one Share on the date of exercise of the Stock Appreciation Right over the grant price thereof (which grant price (except with respect to Substitute Awards) shall not be less than the Fair Market Value on the date of grant). The Committee shall determine in its sole discretion and shall specify in the applicable Award Agreement whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

Section 8.                      Restricted Stock and Restricted Stock Units.

(a)                 Grant. Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

(b)                 Transfer Restrictions. Unless otherwise directed by the Committee, (i) certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company, or (ii) Shares of Restricted Stock shall be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Shares of Restricted Stock. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall, as applicable, either deliver such certificates to the Participant or the Participant’s legal representative, or the transfer agent shall remove the restrictions relating to the transfer of such Shares. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award Agreement.

(c)                  Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of one Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee and specified in the Award Agreement, upon or after the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock or dividend equivalents paid on any Restricted Stock Units shall be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock or Restricted Stock Units, as applicable, pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion and in each case subject to the provisions of Section 16(b) herein, provided that no dividends or dividend equivalents shall be paid hereunder on such an Award granted to any individual who is a resident of Canada. Shares of Restricted Stock and Shares issued in respect of Restricted Stock Units may be issued with or without other payments therefor or such other consideration as may be determined by the Committee, consistent with applicable law.

(d)                  Terms and Conditions. The Committee may require or permit the deferral of the receipt of Restricted Stock Units upon such terms as the Committee deems appropriate and in accordance with Section 409A of the Code.

Section 9.                      Performance Awards.

(a)                  Grant. The Committee shall have sole authority to determine the Participants who shall receive a Performance Award, which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee and except as provided in Section 9(d) below, in accordance with the achievement of such Performance Goals during such Performance Periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

(b)                 Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, and except as provided in Section 9(d) below, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award. The Committee may require or permit the deferral of the receipt of Performance Awards upon such terms as the Committee deems appropriate and in accordance with Section 409A of the Code.

(c)                  Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period as set forth in the applicable Award Agreement.

(d)                 Performance Awards. The Committee may establish performance goals and targets, determine the extent to which such goals have been met and determine the amount of such Awards, in each case, in its sole discretion.

Section 10.                   Other Stock-Based Awards. The Committee shall have authority to grant to Participants an Other Stock-Based Award, which shall consist of any right which is (i) not an Award described in Section 6 through Section 9 of the Plan, and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including, but not limited to, the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under the Plan.

Section 11.                   Performance Compensation Awards.

(a)                  General. The Committee shall have the authority, at the time of grant of any Award described in Section 6 through Section 10 of the Plan, to designate such Award as a Performance Compensation Award.

(b)                  Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. Designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period, and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder for such period or any other period.

(c)                  Discretion of the Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is/are to apply to the Company and the Performance Formula, as applicable. Within the first 90 days of a Performance Period, the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

(d)                  Payment of Performance Compensation Awards.

(i)                 Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)                Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

(iii)               Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the Performance Period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

(iv)               Negative Discretion. In determining the final payout of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate.

(v)                Timing of Award Payments. The Awards granted for a Performance Period shall be paid as provided for in any applicable Award Agreement.

(e)                 Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is (i) to the extent such Award is based on a number of Shares (including Awards that may be settled in either cash or Shares), 2,000,000 Shares or (ii) to the extent such Award is designated to be paid only in cash and is not based on a number of Shares, a maximum value at the date of grant equal to $4,500,000. If an Award is cancelled, then the cancelled Award shall continue to be counted toward the applicable limitation in this paragraph.

Section 12.                   Amendment and Termination.

(a)                  Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that if an amendment to the Plan (i) would materially increase the benefits accruing to Participants under the Plan, (ii) would materially increase the number of securities which may be issued under the Plan, or (iii) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the principal national securities exchange upon which the Shares are traded or quoted, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained; and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the written consent of the affected Participant, holder or beneficiary.

(b)                  Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective without the written consent of the affected Participant, holder or beneficiary.

(c)                  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable adjustments in the terms and conditions of, and the criteria included in, all outstanding Awards in recognition of unusual or nonrecurring events, or infrequently occurring events as described in the Accounting Standards Codification Topic 225, as the same may be amended or superseded from time to time, (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d)                  Repricing. Except in connection with a corporate transaction or event described in Section 4(b) hereof, the terms of outstanding Awards may not be amended to reduce the exercise price of Options or the grant price of Stock Appreciation Rights, or to cancel Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price or grant price, as applicable, that is less than the exercise price of the original Options or grant price of the original Stock Appreciation Rights, as applicable, or when the exercise price or grant price exceeds the fair market value of a Share on the date of such exchange, in each case, without stockholder approval. This Section 12(d) is intended to prohibit the repricing of “underwater” Options and Stock Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 4(b) of the Plan.

Section 13.                   Change in Control. In the event of a Change in Control, unless otherwise determined by the Committee in a written resolution at the date of grant or set forth in an applicable Award Agreement, or as provided in an individual severance or employment agreement to which a Participant is a party, the following acceleration, exercisability and valuation provisions will apply:

(a)                  Upon a Change in Control, each then-outstanding Option and Stock Appreciation Right will become fully vested and exercisable, and the restrictions applicable to each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award will lapse, and each Award will be fully vested, except to the extent that an award meeting the requirements of Section 13(b) hereof (a “Replacement Award”) is provided to the Participant holding such Award in accordance with Section 13(b) hereof to replace or adjust such outstanding Award (a “Replaced Award”). Any applicable Performance Goals deemed to have been achieved will be deemed to have been earned as of the date of the Change in Control based on the greater of (A) the actual level of achievement of all relevant performance criteria against the applicable “target” level(s) measured as of the date of the Change in Control, or (B) the deemed achievement of all relevant performance criteria at the applicable “target” level(s) measured as of the date of the Change in Control, with a pro rata payout based on the number of days within the applicable Performance Period that has elapsed before the Change in Control, as determined by the Committee, and, in each such case, all other applicable vesting criteria and other terms and conditions of the Award will be deemed to have been satisfied. The Committee, acting in its sole discretion without the consent or approval of any holder, may, in its sole discretion, effect the redemption, in whole or in part, of outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable) as of a date specified by the Committee, in which event the Committee shall thereupon cancel such Awards and pay to each holder an amount of cash or other consideration per Award (other than a dividend equivalent or cash award, which the Committee may separately require to be surrendered in exchange for cash or other consideration determined by the Committee in its discretion) equal to the Change in Control Price, less the exercise price per share with respect to an Option and less the grant price with respect to a Stock Appreciation Right, as applicable to such Awards; provided, however, that to the extent the exercise price per share of an Option or the grant price of a Stock Appreciation Right exceeds the Change in Control Price, such Award shall be cancelled for no consideration.

(b)                 An award meets the conditions of this Section 13(b) (and hence qualifies as a Replacement Award) if (i) it is of the same type (e.g., stock option for Option, restricted stock for Restricted Stock, restricted stock unit for Restricted Stock Unit, etc.) as the Replaced Award, (ii) it has a value at least equal to the value of the Replaced Award, (iii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, (iv) if the Participant holding the Replaced Award is subject to U.S. federal income tax under the Code, the tax consequences to such Participant under the Code of the Replacement Award are not less favorable to such Participant than the tax consequences of the Replaced Award, and (v) its other terms and conditions are not less favorable to the Participant holding the Replacement Award than the terms and conditions of the Replaced Award (including, but not limited to, the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 13(b) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion (taking into account the requirements of Treasury Regulation 1.409A-3(i)(5)(iv)(B) and compliance of the Replaced Award or Replacement Award with Section 409A of the Code). Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.

(c)                  Upon the Involuntary Termination, during the period of two years immediately following a Change in Control, of a Participant holding Replacement Awards, (i) all Replacement Awards held by the Participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (ii) all Options and Stock Appreciation Rights held by the Participant immediately before such termination of employment that the Participant also held as of the date of the Change in Control and all stock options and stock appreciation rights that constitute Replacement Awards will remain exercisable for a period of 90 days following such Involuntary Termination or until the expiration of the stated term of such stock option or stock appreciation right, whichever period is shorter (provided, however, that, if the applicable Award Agreement provides for a longer period of exercisability, that provision will control).

(d)                  Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any provision of the Plan or an applicable Award Agreement would cause a payment of deferred compensation that is subject to Section 409A of the Code to be made upon the occurrence of (i) a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in control event” within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder or (ii) a termination of employment or service, then such payment shall not be made unless such termination of employment or service also constitutes a “separation from service” within the meaning of Section 409A of the Code and the regulatory guidance promulgated thereunder. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control or termination of employment or service, but disregarding any future service or performance requirements.

Section 14.                   Non-U.S. Participants. In order to facilitate the granting of any Award or combination of Awards under the Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any subsidiary of the Company outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of the Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

Section 15.                   Detrimental Activity and Recapture Provisions. Any Award Agreement may provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, including, without limitation, in the event that a Participant, during employment or other service with the Company or an Affiliate, shall engage in activity detrimental to the business of the Company. In addition, notwithstanding anything in the Plan to the contrary, any Award Agreement may also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the SEC or any national securities exchange or national securities association on which the Shares may be traded.

Section 16.                   General Provisions.

(a)                  Nontransferability.

(i)                  Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.

(ii)                No Award may be sold, assigned, alienated, pledged, attached or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported sale, assignment, alienation, pledge, attachment, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute a sale, assignment, alienation, pledge, attachment, transfer or encumbrance. In no event may any Award granted under the Plan be transferred for value.

(iii)              Notwithstanding the foregoing, at the discretion of the Committee, an Award may be transferred by a Participant solely to the Participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including, but not limited to, trusts for such persons, subject to any restriction included in the applicable Award Agreement.

(b)                  Dividends and Dividend Equivalents. In the sole discretion of the Committee, an Award (other than Options or Stock Appreciation Rights), whether made as an Other Stock-Based Award or as an Award granted pursuant to Section 6 through Section 9 hereof, may provide the Participant who is not a resident of Canada with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis; provided, that in the case of Awards with respect to which any applicable Performance Criteria/Goals have not been achieved or other vesting criteria have not been met, dividends and dividend equivalents may be paid only on a deferred basis, to the extent the underlying Award vests.

(c)                  No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, Awards, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

(d)                  Share Certificates. Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any other term or condition of the Plan, the Company may elect to satisfy any requirement under the Plan for the delivery of Share certificates through the use of another system, such as book entry.

(e)                  Withholding.

(i)                 A Participant may be required to pay to the Company or any Affiliate, and, subject to Section 409A of the Code, the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan, and to take such other action(s) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. This authority shall include the authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of the federal, state, foreign and/or local tax withholding obligations, including payroll tax withholding, with respect to a Participant in amounts up to the maximum allowable rate in the Participant’s relevant tax jurisdiction, as determined in the sole discretion of the Committee and pursuant to procedures established by the Committee and to the extent permitted by applicable accounting rules.

(ii)                Without limiting the generality of clause (e)(i) above, unless determined otherwise by the Committee and subject to such rules as it may adopt (including, without limitation, any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), a Participant shall satisfy the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option (or the settlement of such Award in Shares) a number of Shares with a Fair Market Value equal to such withholding liability.

(f)                   Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, Disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee. Unless otherwise stipulated in an Award Agreement upon a Participant’s termination of employment as a result of death or Disability each then-outstanding Option and Stock Appreciation Right shall become vested and exercisable on a pro rata basis based on the number of full months completed during the vesting period up through the date of termination divided by the total number of months in the applicable vesting period and the restrictions applicable to each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award will lapse on a pro rata basis based on the number of full months completed during the vesting or performance period up through the date of termination divided by the total number of months in the applicable vesting or performance period (with any applicable Performance Goals deemed to have been achieved at a target level as of the date of such vesting). All vested Options and Stock Appreciation Rights will remain exercisable for a period of 90 days following any such termination or until the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter (provided, however, that if the applicable Award Agreement provides for a longer period of exercisability, that provision will control).

(g)                  No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, restricted stock units, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(h)                  No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting or other service relationship to, or as a director on the Board or board of directors, as applicable, of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting or other service relationship, free from any liability or any claim under the Plan or any Award Agreement, unless otherwise expressly provided in any applicable Award Agreement or any applicable employment or other service contract or agreement.

(i)                   No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall be entitled to the rights of a stockholder in respect of such Restricted Stock.

(j)                   Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, applied without giving effect to its conflict of laws principles.

(k)                  Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l)                   Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with the requirements of all applicable securities laws.

(m)                 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

(n)                  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(o)                  Deferrals. In the event the Committee permits a Participant to defer any Award payable in the form of cash, all such elective deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant on a form provided by the Company. All deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of Section 409A of the Code.

(p)                  Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(q)                  California Participants. The Plan is intended to comply with Section 25102(o) of the California Corporations Code (“Section 25102(o)”), to the extent applicable. In that regard, to the extent required by Section 25102(o), the terms and conditions of any Options and Stock Appreciation Rights, to the extent vested and exercisable upon a Participant’s termination of employment or service, shall include any minimum exercise periods after termination required by Section 25102(o). Any Plan term that is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o).

(r)                   Data Protection. A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the collection and processing of personal data relating to the Participant so that the Company and the Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

Section 17.                    Compliance with Section 409A of the Code.

(a)                  It is intended that the Plan and any Awards granted hereunder are exempt from or comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. The Plan and any Awards granted hereunder shall be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. All installment payments under the Plan will be deemed separate payments for purposes of Section 409A of the Code.

(b)                 Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of Code) payable under the Plan and Awards granted hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under the Plan and Awards granted hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.

(c)                  If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, with interest at an interest rate determined in the sole discretion of the Committee, on the earlier of the first business day of the seventh month or death.

(d)                  To the extent that the Plan and/or Awards granted hereunder are subject to Section 409A of the Code, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Award, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any Award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such Award, or (iii) comply with the requirements of Section 409A of the Code, including, without limitation, any regulations or other guidance that may be issued after the date of the grant. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with the Plan and Awards granted hereunder (including, but not limited to, any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

Section 18.                   Term of the Plan.

(a)                  Effective Date. The Prior Plan was originally effective as of February 27, 2017, which was the date of its approval by the Board and the stockholders of the Company. The Plan, as amended and restated, is effective as of May 21, 2020 (the “Effective Date”), subject to approval of the Plan by the stockholders of the Company.

(b)                  Expiration Date. No Award will be granted under the Plan more than ten years after the Effective Date, but all Awards granted on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan.

APPENDIX B

Amendment to Second Amended and Restated Certificate of Incorporation

Additions to the Charter pursuant the Declassification Amendment contemplated by Proposal 5 are indicated below by bold, underlined text and deletions contemplated thereby are indicated below by strike-out text. The full text of the Company’s currently applicable Second Amended and Restated Certificate of Incorporation was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 3, 2017.

Section 5.2        Number, Election and Term.

(a)       Subject to the rights of any holder of any series of Preferred Stock to elect directors, the number of directors which shall constitute the whole Board shall be the number from time to time fixed by resolution of the Board and which shall be, upon initial filing of this ~~Second Amended and Restated Certificate~~ Certificate of Amendment, ~~eight (8)~~ nine (9).

(b)       Subject to Section 5.5 hereof, ~~the Board shall be divided into three classes, as nearly equal in number as possible and is hereby designated Class I, Class II and Class III. Upon the effectiveness of this Second Amended and Restated Certificate, the members of the Board shall be assigned to such classes in a manner that is consistent with applicable disclosures made by the Corporation in its definitive proxy statement filed with the Securities and Exchange Commission in connection with the approval by the stockholders of the Corporation of this Second Amended and Restated Certificate and of a business combination contemplated by an Agreement and Plan of Merger, dated as of December 22, 2016, by and among the Corporation, HCAC Merger Sub, Inc., Daseke, Inc. and Don R. Daseke, solely in his capacity as Stockholder Representative. The term of the Class II Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, the term of the Class III Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, and the term of the Class I Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 5.5 hereof, if the number of directors that constitutes the Board is changed, any increase or decrease in directorships shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director~~ commencing with the election of directors at the Corporation’s 2021 annual meeting of stockholders, all directors shall be elected annually for terms of one year, and each director elected at and after the 2021 annual meeting of stockholders shall hold office until the next succeeding annual meeting of stockholders and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. Each director elected prior to the 2021 annual meeting of stockholders for a term extending beyond the 2021 annual meeting of stockholders shall, notwithstanding such term, hold office only until the 2021 annual meeting of stockholders and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

~~(c)       Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.~~

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~~(d)~~(c)    Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. The holders of shares of Common Stock shall not have cumulative voting rights.

Section 5.3        Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office ~~for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and~~ until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 ~~Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class~~ [Reserved].

Section 5.5 Preferred Stock — Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) ~~and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms~~.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 20, 2020. INTERNET - www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting - If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: http://www.cstproxy.com/daseke/2020 MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE o DO NOT SEPARATE o INSERT IN ENVELOPE PROVIDED PROXY Please mark X your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5. 1. Election of Directors FOR all WITHHOLD AUTHORITY Nominees to vote (except as marked to (01) Brian Bonner listed to the the contrary for all nominees (02) Charles F. Seriami left listed to the left) (03) Jonathan Shepko 4. Approval of an amendment and restatement to the Company's 2017 Omnibus Incentive Plan. 5. Approval of the adoption of an amendment to the Company's charter to declassify the Company's Board of Directors. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above) THE BOARD DOES NOT HAVE A RECOMMENDATION ON THE FOLLOWING PROPOSAL. 2. Ratification of independent registered public accounting firm. 3. Approval, on an advisory basis, of the executive compensation of the Company's named executive officers. 6. Stockholder proposal to repeal FORAGAINST ABSTAIN FOR AGAINST ABSTAIN classification of the Company's Board of Directors. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date , 2020 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. All holders must sign.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2020 Proxy Statement and the 2019 Annual Report to Stockholders are available at: http://www.cstproxy.com/daseke/2020 FOLD HERE o DO NOT SEPARATE o INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Daseke, Inc. The undersigned appoints Christopher Easter and Soumit Roy, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Daseke, Inc. held of record by the undersigned at the close of business on March 25, 2020 at the Annual Meeting of Stockholders of Daseke, Inc. to be held on May 21, 2020, or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2, 3, 4 AND 5, AND AS AN ABSTENTION ON PROPOSAL 6 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)